UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

SPAR Group, Inc.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 18, 2017

To The Stockholders of SPAR Group, Inc.

The 2017 Annual Meeting of Stockholders (the "2017 Annual Meeting") of SPAR Group, Inc. ("SGRP" or the "Corporation", and together with its subsidiaries, the "SPAR Group" or the "Company"), will be held at 12:00 p.m., Eastern Time, on Thursday, May 18, 2017, at the Tampa Airport Marriott, 4200 George J. Bean Parkway, Tampa, FL 33607, for the following purposes:

1.	To elect seven Directors of SGRP to serve during the ensuing year and until their successors are elected and qualified;

2.

To ratify, on an advisory basis, the appointment of BDO USA, LLP, as the principal independent registered accounting firm for the Corporation and its subsidiaries for the year ending December 31, 2017;

3.	To approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in this Proxy Statement (i.e., "say on pay");

4.

To select, on an advisory basis, whether the Corporation should request an advisory vote from its stockholders respecting executive compensation every one, two or three years (i.e., "say on frequency"); and

5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only the stockholders of record at the close of business on March 31, 2017 will be entitled to notice of and to vote at the 2017 Annual Meeting or any adjournment or postponement thereof.

A copy of SGRP's 2016 Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission ("SEC") on April 17, 2017 (the "2016 Annual Report"), together with a letter to its stockholders from SGRP's Chief Executive Officer and President, is being mailed with this Notice but is not, and should not be considered to be, part of the attached Proxy Statement or other proxy soliciting material. However, that copy of the 2016 Annual Report does not contain the exhibits filed with it other than the certifications and subsidiary list.

By Order of the Board of Directors
/s/ James R. Segreto
James R. Segreto Secretary, Treasurer and Chief Financial Officer

April 28, 2017

White Plains, New York

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 18, 2017: THE PROXY STATEMENT AND 2016 ANNUAL REPORT ARE AVAILABLE AT www.sparinc.com/Investor Relations/SEC Filings.

YOU ARE URGED TO VOTE UPON THE MATTERS PRESENTED AND TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, OR CAST YOUR PROXY VOTES BY TELEPHONE OR INTERNET, AS PROVIDED IN THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IT IS IMPORTANT FOR YOU TO BE REPRESENTED AT THE MEETING. PROXIES ARE REVOCABLE AT ANY TIME AND THE EXECUTION OF YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ARE PRESENT AT THE MEETING. REQUESTS FOR ADDITIONAL COPIES OF PROXY MATERIALS SHOULD BE ADDRESSED TO MR. JAMES R. SEGRETO, SECRETARY, TREASURER AND CHIEF FINANCIAL OFFICER, AT THE OFFICES OF THE CORPORATION: SPAR GROUP, INC., 333 WESTCHESTER AVENUE, SOUTH BUILDING, SUITE 204, WHITE PLAINS, NEW YORK 10604.

SPAR GROUP, INC.

333 Westchester Avenue

South Building, Suite 204

White Plains, New York 10604

_________________

PROXY STATEMENT
2017 Annual Meeting of Stockholders
To Be Held May 18, 2017

_________________

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of SPAR Group, Inc., a Delaware corporation ("SGRP" or the "Corporation", and together with its subsidiaries, the "SPAR Group" or the "Company"), for use at the 2017 Annual Meeting of Stockholders (the "2017 Annual Meeting") to be held on Thursday, May 18, 2017, at 12:00 p.m., Eastern Time, at the Tampa Airport Marriott, 4200 George J. Bean Parkway, Tampa, FL 33607, and any adjournment or postponement thereof. This Proxy Statement and the form of proxy to be utilized at the 2017 Annual Meeting were mailed or delivered to the stockholders of SGRP on or about April 28, 2017, together with a conformed copy (excluding exhibits) of SGRP's 2016 Annual Report on Form 10-K for the year ended December 31, 2016 (the "2016 Annual Report"), as filed on April 17, 2017, with the Securities and Exchange Commission (the "SEC").

MATTERS TO BE CONSIDERED

The 2017 Annual Meeting has been called to (1) elect seven Directors of SGRP to serve during the ensuing year and until their successors are elected and qualified, (2) ratify, on an advisory basis, the appointment by SGRP's Audit Committee of BDO USA, LLP ("BDO") as the principal independent registered accounting firm of SGRP and its direct and indirect subsidiaries for the year ending December 31, 2017, (3) approve, on an advisory basis, the compensation of the Named Executive Officers (as defined below), (4) advise the Corporation on the frequency with which it should request an advisory vote from its stockholders respecting executive compensation, and (5) transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

RECORD DATE AND VOTING

The Board has fixed the close of business on March 31, 2017, as the record date (the "Record Date") for the determination of stockholders entitled to vote at the 2017 Annual Meeting and any adjournment or postponement thereof. As of the Record Date, there were 20,655,840 shares outstanding of SGRP's common stock, $0.01 par value (the "Common Stock"), and there were no shares outstanding of SGRP's series "A" preferred stock, $0.01 par value (the "Preferred Stock").

QUORUM AND VOTING REQUIREMENTS

Each stockholder of record is entitled to one vote for each share of Common Stock on any matter coming before this meeting. The holders of record of a majority of the outstanding shares of Common Stock entitled to vote at the 2017 Annual Meeting will constitute a quorum for the transaction of business at the 2017 Annual Meeting. Shares of Common Stock entitled to vote and represented by properly executed, returned and unrevoked proxies, including shares with respect to which votes are withheld or abstentions are cast or shares that are "broker non-votes" (as discussed below), will be considered present at the Annual Meeting for purposes of determining a quorum.

Brokers holding shares of Common Stock for beneficial owners in "street name" must vote those shares according to any specific instructions they receive from the beneficial owner of the shares. However, brokers have discretionary authority to vote on "routine" proposals, like the vote to ratify the selection of the principal independent registered accounting firm, which means that a broker may vote on behalf of a beneficial owner in the broker's discretion if the beneficial owner does not provide specific instructions to the broker. In the case of "non-routine" proposals, like the election of directors, the advisory vote on executive compensation, and the advisory vote on the frequency with which the Corporation should request an advisory vote on executive compensation, a broker may not vote on such proposals unless it receives specific instructions from the beneficial owner. A "broker non-vote" occurs when a broker does not vote on a particular proposal because the broker does not have discretionary voting authority for that particular proposal and has not received specific instructions from the beneficial owner or otherwise does not vote. Under applicable rules, if you hold your shares through a broker and do not instruct your broker how to vote with respect to Proposals 1, 3, and 4, your broker may not vote with respect to such proposal.

A plurality of votes cast (which means the most votes, even if less than a majority) at the 2017 Annual Meeting in person or by proxy is required for the election of each nominee to serve as a director. Stockholders are not entitled to cumulate votes. In a field of more than seven nominees, the seven nominees receiving the most votes would be elected as directors. Votes withheld, abstentions and broker non-votes are not counted as votes "FOR" or "AGAINST" a director nominee and will have no effect on the outcome of the election.

The affirmative vote of a majority of votes cast at the 2017 Annual Meeting in person or by proxy is required to ratify, on an advisory basis, the selection of BDO as SGRP's principal independent registered accounting firm for the year ending December 31, 2017. Abstentions are not considered votes cast with respect to this matter, and consequently, will have no effect on the vote on this matter. We do not expect any broker non-votes on this proposal because brokers have discretion under applicable rules to vote uninstructed shares on this proposal. In any event, broker non-votes will have no effect on the outcome of this proposal.

The affirmative vote of a majority of votes cast at the 2017 Annual Meeting in person or by proxy is required to approve, on an advisory basis, the compensation of the Corporation's Named Executive Officers. Abstentions and broker non-votes are not considered votes cast with respect to this matter, and consequently, will have no effect on the vote on this matter,

With respect to the vote on the frequency that the Corporation holds the advisory vote on executive compensation, the alternative receiving the greatest number of votes shall be deemed approved on an advisory basis. Abstentions and broker non-votes are not considered votes cast with respect to this matter, and consequently, will have no effect on the vote on this matter.

All proxies that are properly completed, signed and returned (or completed, authenticated and submitted if by telephone or internet) prior to the 2017 Annual Meeting will be voted in accordance with the directions made thereon or, in the absence of directions: (a) for the election of all nominees named herein to serve as directors, (b) in favor of the proposal to ratify, on an advisory basis, the appointment of BDO as the Company's principal independent accountants, (c) in favor of the proposal to approve, on an advisory basis, the compensation of the Named Executive Officers as disclosed in Executive Compensation, Equity Awards and Options, below, and (d) in favor of "One Year" respecting the proposal to select, on an advisory basis, whether the Corporation should obtain an advisory vote from its stockholders respecting executive compensation every one, two or three years. Management does not intend to bring before the 2017 Annual Meeting any matters other than those specifically described above and knows of no other matters to come before the 2017 Annual Meeting. If any other matters or motions come before the 2017 Annual Meeting, it is the intention of the persons named in the accompanying form of Proxy to vote Proxies in accordance with their judgment on those matters or motions to the greatest extent permitted by applicable law, including any matter dealing with the conduct of the 2017 Annual Meeting. Proxies may be revoked at any time prior to their exercise (1) by written notification to the Secretary of SGRP at SGRP's principal executive offices located at 333 Westchester Avenue, South Building, Suite 204, White Plains, New York 10604, (2) by delivering a duly executed proxy bearing a later date, or (3) by the stockholder attending the 2017 Annual Meeting and voting his or her shares in person.

PROPOSAL 1 — ELECTION OF DIRECTORS

Seven Directors are to be elected at the 2017 Annual Meeting to serve on SGRP's Board of Directors (the "Board") until the next annual meeting of Stockholders and until their respective successors have been elected and qualified.

The nominees for election are Mr. Robert G. Brown, Mr. William H. Bartels, R. Scott Popaditch, Mr. Jack W. Partridge, Mr. Lorrence T. Kellar, Mr. Arthur B. Drogue and Mr. R. Eric McCarthey, all of whom are currently Directors of SGRP. The age, principal occupation and certain other information respecting each nominee are stated under the caption The Board of Directors of the Corporation, below. The nominees were approved and recommended by the Governance Committee (see below) and nominated by the Board at a meeting on March 16, 2017.

In the absence of instructions to the contrary, proxies covering shares of Common Stock will be voted in favor of the election of each of those nominees.

Each nominee has consented to being named in this Proxy Statement as a nominee for Director and has agreed to serve as a Director of SGRP if elected. In the event that any nominee for election as Director should become unavailable to serve, it is intended that votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by SGRP. Management has no present knowledge that any of the persons named will be unable to serve.

No arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a Director or nominee. None of the nominees has any family relationship to any other nominee or to any executive officer of the Company. However, Mr. Popaditch and Mr. Bartels are Executives and Officers, Mr. Brown is an Officer, and Messrs. Brown and Bartels are significant stockholders of SGRP.

The number of Directors on the Board is currently fixed at seven (See Board Size, below).

THE BOARD OF DIRECTORS AND THE GOVERNANCE COMMITTEE EACH UNANIMOUSLY
RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES IDENTIFIED ABOVE.

PROPOSAL 2 — RATIFICATION, ON AN ADVISORY BASIS, OF THE APPOINTMENT OF

 BDO USA, LLP AS THE 'PRINCIPAL INDEPENDENT

REGISTERED ACCOUNTING FIRM FOR THE CORPORATION AND ITS

SUBSIDIARIES FOR THE YEAR ENDING DECEMBER 31, 2017.

The Audit Committee of the Board has appointed BDO USA, LLP ("BDO"), an independent registered accounting firm, as the Company's principal independent accountants to audit the consolidated financial statements of the Company for its year ending December 31, 2017, subject to the Audit Committee's review of the final terms of BDO's engagement and plans for their audit. BDO audits certain foreign subsidiaries of SGRP through BDO's affiliates in those countries. A resolution will be submitted to stockholders at the 2017 Annual Meeting for the ratification of such appointment on an advisory (i.e. non-binding) basis. Stockholder ratification of the appointment of BDO or anyone else for non-audit services is not required and will not be sought.

BDO has served as the Company's principal independent accountants since October 2013.

Audit Fees

The aggregate fees billed to us for professional accounting services by BDO USA, LLP, including the audit of our annual financial statements for the years ended December 31, 2016 and 2015, are set forth in the table below (amounts in thousands):

	2016	2015
Audit fees	$455	$393
Audit-related fees	29	22
Tax fees	117	133
Total	$591	$548

For purposes of the preceding table professional fees are classified as follows:

•

Audit fees — These are fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by the independent auditors in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements.

•

Audit-related fees — These are fees for assurance and related services that traditionally are performed by independent auditors that are reasonably related to the performance of the audit or review of the financial statements. All audit related fees in the above table represent due diligence costs related to acquisitions.

•

Tax fees — These are fees for all professional services performed by professional staff in our independent auditor’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning and tax advice, including federal, state and local issues. Services may also include assistance with tax audits and appeals before the IRS and similar state and local agencies, as well as federal, state and local tax issues related to due diligence.

Since the Audit Committee's formation in 2003, as required by applicable law and exchange rules, each audit-related or tax or other non-audit service performed by the Company's principal independent accountants either (i) was approved in advance on a case-by-case basis by SGRP's Audit Committee, or (ii) fit within a pre-approved "basket" of audit-related or tax and other non-audit services of limited amount, scope and duration established in advance by SGRP's Audit Committee. In connection with the standards for independence of the Company's principal independent registered accounting firm promulgated by the SEC, the Audit Committee considers (among other things) whether the provision of such services would be compatible with maintaining the independence of the Company's principal registered independent accounting firm.

Anticipated Attendance by BDO USA, LLP at the 2017 Annual Meeting

BDO has indicated to the Company that it intends to have representatives available during the 2017 Annual Meeting who will respond to appropriate questions. These representatives will have the opportunity to make a statement during the meeting if they so desire.

Required Vote

A resolution will be submitted to stockholders at the 2017 Annual Meeting for the ratification, on an advisory basis, of the Audit Committee's appointment of BDO as the Company's principal independent accountants to audit the Company's consolidated financial statements for the year ending December 31, 2017. The affirmative vote of a majority of the votes cast at the 2017 Annual Meeting in person or by proxy will be required to adopt this resolution. Proxies solicited by the Board will be voted in favor of ratification unless stockholders specify otherwise. Abstentions will have no effect on the outcome of the vote on this proposal.   We do not expect any broker non-votes on this proposal because brokers have discretion under applicable rules to vote uninstructed shares on this proposal. In any event, broker non-votes will have no effect on the outcome of this proposal.

If the advisory resolution selecting BDO as the Company's principal independent accountants is adopted by the stockholders, the Audit Committee and Board nevertheless retain the discretion to select different principal independent registered accountants should they subsequently deem it in the Company's best interests. Any such future selection need not be submitted to a vote of stockholders.

If the stockholders do not ratify the appointment, on an advisory basis, of BDO, or if BDO should decline to act or otherwise become incapable of acting, or if BDO's employment is discontinued, SGRP's Audit Committee will appoint another independent registered accounting firm to act as the Company's principal independent accountants for the year ending December 31, 2017 (which may nevertheless be BDO should the Audit Committee subsequently deem BDO's appointment in the Company's best interests).

THE BOARD OF DIRECTORS AND AUDIT COMMITTEE EACH BELIEVE THAT THE APPOINTMENT OF BDO USA, LLP AS THE COMPANY'S PRINCIPAL INDEPENDENT REGISTERED ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2017, IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS, AND EACH UNANIMOUSLY RECOMMEND A VOTE "FOR" APPROVAL THEREOF. PROXIES WILL BE VOTED FOR THIS PROPOSAL UNLESS OTHERWISE SPECIFICALLY INDICATED.

PROPOSAL 3 -- ADVISORY VOTE ON EXECUTIVE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") added Section 14A to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which requires that the Corporation provide its stockholders with the opportunity to vote to approve, on a nonbinding advisory basis, the compensation of the Company's Named Executive Officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. For clarity, the Named Executive Officers are only R. Scott Popaditch, the Corporation's Chief Executive Officer, James R. Segreto, the Corporation's Chief Financial Officer, and Kori G. Belzer, the Corporation's Chief Operating Officer, and the term does not include any of the other persons listed below in Executive and Officer Compensation.

Compensation Policy

The Corporation believes that its compensation packages should (i) attract and retain quality directors, executives and employees, (ii) provide total compensation competitive with similar companies, (iii) reward and reinforce the attainment of the Company's performance objectives, and (iv) align the interests of its directors, executives and employees with those of its stockholders (the "Company's Compensation Objectives"). The Compensation Committee oversees the existing and proposed compensation plans, policies and practices of the Company, reviews and recommends to the Board any necessary or desirable changes or additions to any such plan, policy or practice, and reviews and approves all director and executive officer compensation, to endeavor to meet the Company's Compensation Objectives.

The Corporation believes that the interests of its executives should be closely aligned with those of its stockholders. The Corporation's executive compensation has three primary elements, which are fixed base salaries, annual performance-based bonuses and long term equity incentives. In balancing these elements, the Corporation endeavors to strike an appropriate balance among the Company's annual performance, its long-term growth objectives, its ability to attract and retain qualified executive officers and the expense of such compensation. The Corporation believes it should compensate each executive for their individual work and achievements, which it endeavors to do through the salaries and individual discretionary bonuses described below. In addition, the Corporation rewards each executive for their contributions to the Corporation's achievement of short-term business objectives, operational and performance goals, through the annual cash and stock based incentive bonuses described below. Grants of restricted stock, stock options and other stock based awards under the Company's 2008 Stock Compensation Plan (described below) are incentives for each executive to make long-term contributions to the value of the Corporation. The Corporation considers all elements of compensation when determining the total salaries and incentives for its executives, but once determined for a particular year such elements are generally independent of each other (e.g. salary will not be affected by the size of bonuses or value of stock based awards).

Determining Compensation

Each year the Compensation Committee receives compensation recommendations for base salary, bonuses and possible stock based awards for its executives from the Corporation's Chief Executive Officer, and carefully reviews and (to the extent they deem appropriate) adjusts them before approving them. These recommendations are developed by management through employee evaluations, development of business goals and input from its executives. The Corporation also provides a stock purchase plan, 401(k) plan, healthcare plan and certain other benefits to all of the Company's employees (including its executives). In addition, certain executives are party to severance agreements discussed below. The Corporation believes that it pays competitive compensation packages that allow it to attract and retain quality executives.

In setting base salaries, the Corporation considers individual performance (including the satisfaction of duties and accomplishment of previously established short-term and long-term objectives) and various subjective criteria (including initiative, dedication, growth, leadership and contributions to overall department and corporate performance). Executive officer salaries and salary increases are recommended by the Corporation's Chief Executive Officer and reviewed and approved by the Compensation Committee.

The Corporation's executive officers are eligible for annual cash and stock based award bonuses based upon their individual performance, the Company's achievements of certain specific operating results or increases in stockholder value and a discretionary amount based on the overall contribution of the officer to the Company during the year. During or before the beginning of each year the Corporation's Chief Executive Officer and the Compensation Committee establish bonus criteria for each of those officers based principally on the Company's achievement of specific performance goals during the year. The type of goal, thresholds and awards may vary among the executives based on their specific area of expertise and responsibilities. However, each goal is specifically designed to generate additional profit, increase revenue or otherwise increase stockholder value. Ranges are generally specified for the goals with corresponding cash and stock based award bonuses specified for achievement. If a specified level for a goal is achieved, as determined by the Corporation and reviewed by the Compensation Committee, the applicable executives are entitled to the corresponding cash and stock based award bonuses. All executive officer bonus plans are recommended by the Corporation's Chief Executive Officer and reviewed and approved by the Compensation Committee.

Please see "EXECUTIVE COMPENSATION, DIRECTORS AND OTHER INFORMATION" and "EXECUTIVE COMPENSATION, EQUITY AWARDS OPTIONS" below for the compensation and benefits received by the Company's Named Executive Officers during 2016.

Advisory Vote

The vote on Proposal 3 is advisory, which means that the vote on executive compensation is not binding on the Corporation, the Board or its Compensation Committee. The vote on this proposal is not intended to address any specific element of compensation, but rather relates to the overall compensation of the Company's Named Executive Officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission. To the extent there is a significant vote against the Corporation's Named Executive Officers' compensation as disclosed in this Proxy Statement, the Compensation Committee will evaluate whether any actions are necessary to address the Corporation's stockholders concerns.

Accordingly, the Corporation asks its stockholders to vote on the following resolution at the Annual Meeting:

"RESOLVED, that the Corporation's stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, including the Summary Compensation Table and the other related tables and disclosure."

THE BOARD MEMBERS PRESENT AND THE COMPENSATION COMMITTEE EACH UNANIMOUSLY

RECOMMENDS A VOTE "FOR" THE RESOLUTION APPROVING THE COMPENSATION OF THE

COMPANY'S NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 4 - ADVISORY VOTE ON WHETHER THE CORPORATION

SHOULD REQUEST AN ADVISORY VOTE FROM ITS STOCKHOLDERS RESPECTING

EXECUTIVE COMPENSATION EVERY ONE, TWO OR THREE YEARS

As a result of the Dodd-Frank Act, Section 14A of the Exchange Act requires that the Corporation provide its stockholders with the opportunity to vote, on a nonbinding advisory basis, for their preference as to how frequently they vote in the future on the compensation of the Company's Named Executive Officers as disclosed in accordance with the compensation disclosure rules of the SEC. Although it is not required to do so, the Corporation currently intends to hold this "frequency vote" every year.

The Corporation's stockholders may indicate whether they would prefer to conduct future advisory votes on executive compensation once every one, two, or three years. Stockholders also may abstain from casting a vote on this proposal.

The Board has determined that an annual advisory vote on executive compensation will permit the Corporation's stockholders to provide direct input each year on the Corporation's executive compensation philosophy, policies and practices as disclosed in this Proxy Statement, which is consistent with the Corporation's efforts to engage in an ongoing dialogue with the its stockholders on executive compensation and corporate governance matters.

This vote is advisory, which means that this frequency vote on executive compensation is not binding on the Corporation, the Board or its Compensation Committee. The Corporation recognizes that the stockholders may have different views as to the best approach for the Corporation, and therefore the Corporation looks forward to hearing from the stockholders as to their preference on the frequency that the Corporation should hold an advisory vote on executive compensation.

The Board and its Compensation Committee will consider the outcome of the frequency vote. However, when considering the frequency of future advisory votes on executive compensation, the Board and its Compensation Committee may decide that it is in the best interests of the Corporation's stockholders and the Corporation to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by the Corporation's stockholders.

Stockholders may cast a vote on the preferred voting frequency by selecting the option of one year, two years or three years (or abstain) when voting in response to the resolution set forth below.

The proxy card provides stockholders with the opportunity to choose among four options (to hold the compensation vote every one, two or three years, or to abstain from voting) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board of Directors.

THE BOARD MEMBERS PRESENT AND THE COMPENSATION COMMITTEE EACH RECOMMENDS THAT YOU VOTE "ONE YEAR" AS THE PREFERRED FREQUENCY FOR THE OPTION OF HOLDING THE ADVISORY VOTE ON EXECUTIVE COMPENSATION.

THE BOARD OF DIRECTORS OF THE CORPORATION

The Board of Directors of the Corporation (the "Board") is responsible for overseeing the management, policies and direction of the Corporation and its subsidiaries (collectively, the "Company"), both directly and through its committees (See "Corporate Governance" below). The current members of the Board are set forth below and each director is a nominee for election at the 2017 Annual Meeting:

Name	Age	Position with SPAR Group, Inc.
R. Scott Popaditch	48	Chief Executive Officer, President and Director
Robert G. Brown	74	Chairman (Non-Executive) and Director
William H. Bartels	73	Vice Chairman and Director
Jack W. Partridge (1)	71	Director and Chairman of the Compensation Committee
Lorrence T. Kellar (1)	79	Director
Arthur B. Drogue (1)	71	Lead Director, Director, and the Chairman of the Governance Committee and of the Special Subcommittee of the Audit Committee
R. Eric McCarthey (1)	61	Director and Chairman of the Audit Committee

(1) Member of the Governance, Compensation and Audit Committees and Special Subcommittee of the Audit Committee

R. Scott Popaditch serves as the Chief Executive Officer, President and a Director of SGRP and has held such positions since his appointment as CEO of SGRP on August 23, 2016. Mr. Popaditch has more than 24 years of Retail Marketing/Service and Consumer Package Goods experience. Scott co-founded Serv Corp, Inc., one of the largest independent in-store marketing firms, merging with PromoWorks in 2005. There he led M&A and integration teams to support direct execution nationally for retail clients including Walmart, Safeway and Kroger. In 2009, he became SVP of Retail Sales and Operations for the Sunflower Group, where he was responsible for staffing operations, Distribution & Fulfillment, and national retail program management for Publix, Kroger and Super Target. Prior to accepting his new role with SPAR Group, Mr. Popaditch was the Chief Commercial Officer of Suntree Snack Foods, a newly recapitalized private label provider of nuts, seeds and dried fruit. The Board concluded that Mr. Popaditch should be a director of the Corporation because he serves as the Chief Executive Officer of the Corporation and because of his extensive experience in senior management in retail marketing and services.

Robert G. Brown serves as the Chairman (Non-Executive Chairman since 2014) and a Director of SGRP (and former Chief Executive Officer and President) and has held such positions since July 8, 1999, the effective date of the merger of SPAR Marketing Force, Inc., and related companies (the "SPAR Marketing Companies") with PIA Merchandising Services, Inc. (the "Merger"). Prior to the Merger, Mr. Brown had served as the Chairman, President and Chief Executive Officer of the SPAR Marketing Companies since 1979. The Board concluded that Mr. Brown should be a director of the Corporation because of his extensive experience in retail marketing and services and his in-depth knowledge of the Corporation.

William H. Bartels serves as the Vice Chairman and a Director of SGRP and has held such positions since July 8, 1999 (the effective date of the Merger). Prior to the Merger, Mr. Bartels had served as the Vice Chairman, Secretary, Treasurer and Senior Vice President of the SPAR Marketing Companies since 1979. The Board concluded that Mr. Bartels should be a director of the Corporation because of his extensive experience in retail marketing and services and his in-depth knowledge of the Corporation.

Jack W. Partridge serves as a Director of SGRP and has done so since January 29, 2001. He has served as the Chairman of the Compensation Committee of SGRP since May 9, 2003, and also is a member of the Audit Committee and Governance Committee and the newly formed Special Subcommittee of the Audit Committee. Mr. Partridge, now retired, served as President of Partridge & Associates, Inc. from 2000 to 2012. He previously served as Vice Chairman of the Board of The Grand Union Company from 1998 to 2000. Mr. Partridge's service with Grand Union followed a distinguished 23-year career with The Kroger Company, where he served as Group Vice President, Corporate Affairs, and as a member of the Senior Executive Committee, as well as various other executive positions. He has provided leadership for a broad range of civic, cultural and industry organizations. He currently serves as a member of the board of GlobalWorx, Inc. The Board concluded that Mr. Partridge should be a director of the Corporation because he is an accomplished business executive with extensive experience in senior management in retail marketing and services.

Lorrence T. Kellar serves as a Director and has done so since April 2, 2003. Mr. Kellar also is a member of the Audit Committee, Compensation Committee and Governance Committee and the newly formed Special Subcommittee of the Audit Committee. Mr. Kellar had a 31-year career with The Kroger Co., where he served in various financial capacities, including Group Vice President for real estate and finance, and earlier, as Corporate Treasurer. He was responsible for all of Kroger's real estate activities, as well as facility engineering, which coordinated all store openings and remodels. Mr. Kellar subsequently served as Vice President, real estate, for Kmart and then as Vice President of Continental Properties Company, Inc., a retail real estate developer, until November 2009. Mr. Kellar is a trustee of the Acadia Realty Trust. He also is a major patron of the arts and has served as Chairman of the Board of the Cincinnati Ballet. The Board concluded that Mr. Kellar should be a director of the Corporation because of his extensive experience in senior management and financial matters in retail marketing and services.

Arthur B. Drogue serves as a Director of SGRP and has done so since January 2013. He has served as the Lead Director of the Board since May of 2016, as the Chairman of the Governance Committee of SGRP since May 2015, and as Chairman of the newly formed Special Subcommittee of the Audit Committee since April 2017. Mr. Drogue also is a member of the Audit Committee and Compensation Committee. Mr. Drogue was Senior Vice President of Sales and Customer Development for the America's at Unilever during 2009 and 2010. Prior to that, he led Unilever's U.S. Sales and Customer Development organization through eight years of outstanding growth and earnings success while merging six separate companies into one of the U.S's preeminent Consumer Packaged Goods companies with over $12 billion in annual sales. His previous professional experience includes senior management positions at Best Foods, Nabisco, Northeastern Organization (a/k/a NEO), and General Mills. Mr. Drogue also has held positions on several corporate and industry boards and has received numerous awards for his achievements. He has served on the board of GS1 U.S, has served as Chairman of the Board of Apollo Foods, has served as an Operating Partner at Raptor consumer Fund, and in addition to his board service at SPAR Group currently serves on the board of J.M. Global Holdings, serves as Chairman of the Board of Demers Foods, serves on the board of Ruiz Foods chairing the Governance committee and serving on the audit committee and is a founding partner in The Resource Team, a consulting practice focusing on the Consumer Package Goods industry. He has earned the Board Fellow distinction in the National Association of Corporate Directors (a/k/a NACD) having completed the Board Professional and Board Masters courses. The Board concluded that Mr. Drogue should be a director of the Corporation because of his extensive experience as a director and senior manager of companies in the retail industry.

R. Eric McCarthey joined the Board of SGRP as of November 2015, has served as the Chairman of the Audit Committee since May 2016, and is a member of the Compensation and Governance Committees and the newly formed Special Subcommittee of the Audit Committee. Mr. McCarthey is currently CEO of Shelty-Viking Capital Group, LLC, a private equity holding company with principal ownership in various firms. He is the Chairman of the Atlanta chapter of National Association of Corporate Directors. Mr. McCarthey had a 30-year career with The Coca-Cola Company and was most recently Senior Vice President, Global Commercial/Commercial/Customer Strategic Planning & Execution. He had served in several global leadership roles throughout his career with The Coca-Cola Company. Mr. McCarthey also serves on the boards of two privately held companies, Interra International, where he is Chairman of the Strategy Committee and Saulsbury Industries, where he is Chairman of the Governance Committee. He had previously served on the boards of Standard Register as Chairman of the Strategy Committee until the company was sold in 2016 and Global Imaging as Chairman, Audit Committee until the company was sold in 2007. The Board concluded that Mr. McCarthey should be a director of the Corporation because of his extensive experience in senior management and financial matters in retail marketing and services.

EXECUTIVES AND OFFICERS OF THE CORPORATION

Set forth in the table below are the names, ages and offices held by all Executives and Officers of the Corporation as of December 31, 2016, and (except as otherwise noted) as of the date of this Proxy Statement. For biographical information regarding R. Scott Popaditch, Robert G. Brown and William H. Bartels, see The Board of Directors of the Corporation, above.

Name	Age	Position with SPAR Group, Inc. (1)(2)
R. Scott Popaditch	48	Chief Executive Officer, President and a Director
Robert G. Brown	74	Chairman (Non-Executive) and a Director (3)
William H. Bartels	73	Vice Chairman and a Director
James R. Segreto	68	Chief Financial Officer, Secretary and Treasurer
Kori G. Belzer	51	Chief Operating Officer

(1)

Under the Corporation's By-Laws and the resolutions of the Board, each of the following individuals have been designated as both an "Executive" and an "Officer" of the Corporation except as otherwise noted below. An Executive is generally an executive officer of the Corporation and part of its senior management.

(2)

Each named individual is an "at will" employee of the Company, except that Mr. Brown is not an employee. Their nominal terms as Executives and Officers are for one year, lasting from one annual stockholders meeting to the next.

(3)	Under the Corporation's By-Laws and the resolutions of the Board, Mr. Brown has been designated as "Officer" but not as an "Executive" of the Corporation.

James R. Segreto serves as Chief Financial Officer, Secretary and Treasurer of SGRP and has done so since December 14, 2007. Prior to his current position, Mr. Segreto served as Vice President and Controller of SGRP since July 8, 1999, the effective date of the Merger. Mr. Segreto served as Chief Financial Officer for Supermarket Communications Systems, Inc. from 1992 to 1997 and LM Capital, LLP from 1990 to 1992. Prior to 1992, he served as Controller of Dorman Roth Foods, Inc.

Kori G. Belzer serves as the Chief Operating Officer of SGRP and has done so since January 1, 2004. From 2000 through 2003, Ms. Belzer served as the Chief Operating Officer of SPAR Administrative Services, Inc. (then known as SPAR Management Services, Inc.) ("SAS"), and SPAR Business Services, Inc. (then known as SPAR Marketing Services, Inc.), each an affiliate of SGRP (See - Transactions with Related Persons, Promoters and Certain Control Persons, below). From 1997 to 2000, Ms. Belzer served as Vice President Operations of SAS and as Regional Director of SAS from 1995 to 1997. Prior to 1995, she served as Client Services Manager for SPAR/Servco, Inc.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of SGRP's Common Stock as of March 31, 2017, by: (i) each person (or group of affiliated persons) who is known by SGRP to own beneficially more than 5% of SGRP's Common Stock; (ii) each of SGRP's directors; (iii) each of the Named Executives and Officers in the Summary Compensation Table; and (iv) SGRP's directors and Executives as a group. Except as indicated in the footnotes to this table, the persons named in the table, based on information provided by such persons, have sole voting and sole investment power with respect to all shares of common and preferred stock shown as beneficially owned by them, subject to community property laws where applicable.

Title of Class	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	See Note #	Percentage (9)
Common Shares	Robert G. Brown (1)	6,938,944	(2)	33.6%
Common Shares	William H. Bartels (1)	5,280,350	-	25.6%
Common Shares	R. Scott Popaditch (1)	-	-	*
Common Shares	Jill M. Blanchard(1)(10)	-	-	*
Common Shares	Jack W. Partridge (1)	166,552	(3)	*
Common Shares	Lorrence T. Kellar (1)	166,804	(4)	*
Common Shares	Arthur B. Drogue (1)	15,500	(5)	*
Common Shares	R. Eric McCarthey (1)	1,000	-	*
Common Shares	James R. Segreto (1)	338,447	(6)	1.6%
Common Shares	Kori G. Belzer (1)	398,343	(7)	1.9%
Common Shares	Whittier Holdings, Inc. 100 Liberty Street, Suite 890 Reno, NV 89501	1,225,455	(8)	5.9%
Common Shares	All Executives and Directors	13,305,989	-	64.4%

*	Less than 1%
(1)	The address of such owners is c/o SPAR Group, Inc. 333 Westchester Avenue, South Building, Suite 204, White Plains, New York 10604.
(2)	Mr. Brown's beneficial ownership includes 121,275 shares held by Jean Brown in her 401(k) and Roth IRA accounts.
(3)	Mr. Partridge's beneficial ownership includes 146,308 shares issuable upon exercise of options and 1,000 shares restricted stock vesting by May 30, 2017.
(4)	Mr. Kellar's beneficial ownership includes 157,656 shares issuable upon exercise of options and 1,000 shares restricted stock vesting by May 30, 2017.
(5)	Mr. Drogue's beneficial ownership includes 12,500 shares issuable upon exercise of options and 1,000 shares restricted stock vesting by May 30, 2017.
(6)	Mr. Segreto's beneficial ownership includes 236,750 shares issuable upon exercise of options.
(7)	Ms. Belzer's beneficial ownership includes 388,390 shares issuable upon exercise of options.
(8)	Share ownership was confirmed by its Schedule 13G filed on January 30, 2017.
(9)

Percentage ownership is based on the total number of shares of Common Stock outstanding (20,655,840 shares) and the number of shares of Common Stock beneficially owned (including Common Stock currently obtainable under vested options, indirectly owned through retirement plans and beneficially owned by certain family members) by such person or group, in each case as of March 31, 2017.

(10)	Ms. Blanchard resigned from the Company on August 23, 2016.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act ("Section 16(a)") requires SGRP's directors and certain of its officers and persons who own more than 10% of SGRP's Common Stock (collectively, "Insiders") to file reports of ownership and changes in their ownership of SGRP's Common Stock with the Commission. Insiders are required by Commission regulations to furnish SGRP with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it for the year ended December 31, 2016, or written representations from certain reporting persons for such year, SGRP believes that its Insiders complied with all applicable Section 16(a) filing requirements for such year, with the exception that Mr. Brown untimely filed one report on Form 4 respecting four transactions, Mr. Bartels untimely filed two reports on Form 4 respecting four transactions and Mr. Drogue, Ms. Belzer and Mr. Segreto untimely filed one report on Form 4 respecting one transaction. All such Section 16(a) filing requirements have since been completed by each of the aforementioned individuals.

Transactions with Related Persons, Promoters and Certain Control Persons

SGRP's policy respecting approval of transactions with related persons, promoters and control persons is contained in the SPAR Group Code of Ethical Conduct for its Directors, Senior Executives and Employees Amended and Restated (as of) August 13, 2015 (the "Ethics Code"). The Ethics Code is intended to promote and reward honest, ethical, respectful and professional conduct by each director, officer and employee of any of SGRP and its subsidiaries (together with SGRP, the "Company") and other Covered Person (as defined in the Ethics Code) in his or her position with the Company anywhere in the world, including (among other things) serving each customer, dealing with each vendor and treating each other with integrity and respect, and behaving honestly, ethically and professionally with each customer, each vendor, each other and the Company. Article II of the Ethics Code specifically prohibits various forms of self-dealing and collusion and Article V of the Ethics Code generally prohibits each "Covered Person" (including SGRP's officers and directors) from engaging in any business activity that conflicts with his or her duties to the Company, and directs each "Covered Person" to avoid any activity or interest that is inconsistent with the best interests of the SPAR Group, in each case except for any "Approved Activity" (as such terms are defined in the Ethics Code). Examples of violations include (among other things) having any ownership interest in, acting as a director or officer of or otherwise personally benefiting from business with any competitor, customer or vendor of the Company other than pursuant to any Approved Activity. Approved Activities include (among other things) any contract with an affiliated person (each an "Approved Affiliate Contract") or anything else disclosed to and approved by SGRP's Board of Directors (the "Board"), the Governance Committee or the Audit Committee, as the case may be, as well as the ownership, board, executive and other positions held in and services and other contributions to affiliates of SGRP and its subsidiaries by certain directors, officers or employees of SGRP, any of its subsidiaries or any of their respective family members. The Company's senior management is generally responsible for monitoring compliance with the Ethics Code and establishing and maintaining compliance systems, including those related to the oversight and approval of conflicting relationships and transactions, subject to the review and oversight of SGRP's Governance Committee as provided in clause IV.11 of the Governance Committee's Charter, and SGRP's Audit Committee as provided in clause I.2(l) of the Audit Committee's Charter.

The Audit Committee, Compensation Committee and Governance Committee each consist solely of independent outside directors, namely Mr. Arthur B. Drogue, Mr. R. Eric McCarthey, Mr. Lorrence T. Kellar, and Mr. Jack W. Partridge. Based on their respective officers' and directors' questionnaires, the Governance Committee and Board each determined that each of those committee members are independent directors under the rules of the Nasdaq Stock Market, Inc. ("Nasdaq"), and under SEC Rules, as required by the Nominations Policy and the committee charters.

SGRP's Audit Committee has the specific duty and responsibility to review and approve the overall fairness of all material related-party transactions. The Audit Committee receives affiliate contracts and amendments thereto for its review and approval (to the extent approval is given), and these contracts are periodically (often annually) again reviewed, in accordance with the Audit Committee Charter, the Ethics Code, Nasdaq Rules, SEC Rules, and other applicable law to ensure that the overall economic and other terms will be (or continue to be) no less favorable to the Company than would be the case in an arms-length contract with an unrelated provider of similar services (i.e., its overall fairness to the Company including pricing and the ability to provide services at comparable performance levels). The Audit Committee periodically reviews all related party relationships and transactions described below.

In addition, in order to (among other things) assist the Board and the Audit Committee in connection with an overall review of the Company's related party transactions and certain worker classification-related litigation matters, in April 2017 the Board formed a special subcommittee of the Audit Committee (the "Special Subcommittee") to (among other things) review the structure, documentation, fairness, conflicts, fidelity, appropriateness, and practices respecting each of the relationships and transactions discussed in this description of the Company's Transactions with Related Persons, Promoters and Certain Control Persons, below, and in Note 10 to the Company's Consolidated Financial Statements - Related Party Transactions, in the 2016 Annual Report (including those described in such description and in such Note under Domestic Related Party Services). The Special Subcommittee has commenced that review with the assistance of special auditors and counsel currently being retained by such Subcommittee. The Company is currently unable to predict the duration, ultimate scope, or results of this review by the Special Subcommittee. See also Item 1A - Risk Factors – Dependence Upon and Cost of Services Provided by Affiliates and Use of Independent Contractors, Potential Conflicts in Services Provided by Affiliates, and Risks Related to the Company's Significant Stockholders: Potential Voting Control and Conflicts, and Item 3 - Legal Proceedings, in the 2016 Annual Report.

Domestic Related Party Services:

SPAR Business Services, Inc. ("SBS"), SPAR Administrative Services, Inc. ("SAS"), and SPAR InfoTech, Inc. ("SIT"), are affiliates of SGRP but are not under the control or part of the consolidated Company. Mr. Robert G. Brown, a Director, Chairman and a major stockholder of SGRP, and Mr. William H. Bartels, a Director, Vice Chairman and a major stockholder of SGRP, are the sole stockholders of SBS. Mr. Brown is the sole stockholder of SIT. Mr. Brown is a director and officer of SBS and SIT. Mr. Bartels is a director and officer of SAS. The stockholders of SAS were Mr. Bartels and previously Mr. Brown, and as of January 1, 2015, Mr. Brown transferred all of his ownership to parties related to Mr. Brown, each of whom is considered an affiliate of the Company for related party purposes because of their family relationships with Mr. Brown.

The Company executes the services it provides to its domestic clients through independent field merchandising, auditing, assembly and other field personnel (each a "Field Specialist"), substantially all of whom are provided by SBS, and administers those services through local and regional administrators, substantially all of whom are provided by SAS. The Company paid $22.7 million and $21.1 million during the year ended December 31, 2016 and 2015, respectively, to SBS for its provision as needed of approximately 7,000 of SBS's available Field Specialists in the U.S.A. (which amounted to approximately 79% and 82% of the Company's total domestic Field Specialist expense for the year ended December 31, 2016 and 2015, respectively). The Company paid $4.3 million and $4.5 million for the year ended December 31, 2016 and 2015, respectively, to SAS for its provision of its 56 full-time regional and district administrators (which amounted to approximately 92% of the Company's total domestic field administrative service cost for both the twelve months ended December 31, 2016 and 2015). In addition to these field service and administration expenses, both SBS and SAS also incur other administrative expenses related to benefit and employment tax expenses of SAS and payroll processing, legal and other administrative expenses. The total cost recorded by the Company for the expenses of SBS and SAS in providing their services to the Company, including the "Cost Plus Fee" arrangement (as defined and discussed below) and other expenses paid directly by the Company on behalf of and invoiced to SBS and SAS, was $27.0 million and $25.6 million, for the year ended December 31, 2016 and 2015, respectively.

The terms of the Amended and Restated Field Service Agreement with SBS dated as of January 1, 2004, as amended in 2011, and the Amended and Restated Field Management Agreement with SAS dated as of January 1, 2004 (each a "Prior Agreement"), defined reimbursable expenses and established a "Cost Plus Fee" arrangement where the Company paid SBS and SAS for their costs of providing those services plus a fixed percentage of such reimbursable expenses (the "Cost Plus Fee"). The parties have had negotiations respecting replacement agreements since the Prior Agreements expired on November 30, 2014. As further described below, a new Field Administration Agreement was entered into with SAS in 2016.

The Company and SBS have agreed in principle to a revised Cost Plus Fee arrangement equal to 2.96% of the Field Specialists and certain other approved reimbursable expenses incurred by SBS in performing services for the Company, subject to certain offsetting credits. This agreement in principle went into effect on and has applied since December 1, 2014. A new SBS agreement is being prepared, which will be subject to contractual terms and provisions acceptable to the parties, but the documentation is proceeding slowly because the parties have failed (among other things) to agree on the descriptions and extent of the approval processes for reimbursable expenses.

No SBS compensation to any officer, director or other related party has been reimbursed or approved to date by the Company, and no such compensation reimbursements were made or approved under SBS's Prior Agreement. This is not a restriction on SBS since SBS is not controlled by the Company and may pay any compensation to any person that SBS desires out of its own funds. However, SBS has attempted to invoice the Company monthly for certain such compensation payments since July of 2015, but the Company has rejected those invoices as non-reimbursable expenses. Since SBS is a "Subchapter S" corporation, all income from SBS is allocated to its stockholders (see above).

The Company has determined that the rates charged by SBS for the services of its field merchandising, auditing, assembly and other field personnel (each a "Field Specialist") are favorable to the Company when compared to other possible non-affiliate providers. SBS has advised the Company that those favorable rates are dependent (at least in part) on SBS's ability to continue to use independent contractors as its Field Specialists, that such Field Specialists generally provide greater flexibility and performance quality at lower total costs as a result of their business independence and initiative, and that it has an agreement with each Field Specialist clearly confirming his, her, or its status as an independent contractor.

The appropriateness of SBS's treatment of its Field Specialists as independent contractors has been periodically subject to legal challenge (both currently and historically) by various states and others, SBS's expenses of defending those challenges and other proceedings have historically been reimbursed by the Company under SBS's Prior Agreement, and SBS's expenses of defending those challenges and other proceedings were reimbursed by the Company in 2016 and 2015 (in the amounts of $736,000 and $573,000, respectively), after determination (on a case by case basis) that those defense expenses were costs of providing services to the Company. The Company has advised SBS that, since there is no currently effective comprehensive written services agreement with SBS, the Company will continue to review and decide each request by SBS for reimbursement of its legal defense expenses (including appeals) on a case-by-case basis, including the relative costs and benefits to the Company. The Company has not agreed, and does not currently intend, to reimburse SBS for any judgment, settlement, or related tax, penalty, or interest in any legal challenge or other proceeding, and the Company does not believe it has ever done so (other than in insignificant nuisance amounts). However, there are no assurances that SBS or someone else will not claim, or that SBS will be able to successfully defend any claim, that the Company is liable (through reimbursement, indemnification or otherwise) for any judgment against SBS. Furthermore, there can be no assurance that SBS will succeed in defending any such legal challenge, the legal expenses of prolonged litigation and appeals could continue to be (and have from time to time been) significant, and any adverse determination in any such challenge could have a material adverse effect on SBS's ability to provide services needed by the Company and the Company's costs of doing business.

Current material and potentially material proceedings against SBS and, in one instance, the Company are described in Item 3 - Legal Proceedings, and Note 6 to the Company's Consolidated Financial Statements – Commitments and Contingencies – Legal Matters, in the 2016 Annual Report. These descriptions are based on an independent review by the Company and do not reflect the views of SBS, its management or its counsel.

Any prolonged continuation of or material increase in the legal defense costs of SBS (and thus the reimbursable expenses SBS may charge to and that may be paid by the Company), any claim by SBS, SAS, any related party or any third party that the Company is somehow liable for any judgment against SBS or SAS, any judicial determination that the Company is somehow liable for any judgment against SBS or SAS (in whole or in part), any decrease in SBS's or SAS's performance (quality or otherwise), any inability by SBS or SAS to execute the services for the Company, or any increase in the Company's use of employees (rather than independent contractors) as its domestic Field Specialists, in each case in whole or in part, could have a material adverse effect on the Company or its performance or condition (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, prospects, sales, strategies, taxation or other achievement, results or condition), whether actual or as planned, intended, anticipated, estimated or otherwise expected.

On June 14, 2016, SAS and SMF entered into a new Field Administration Agreement (the "SAS Agreement"). In order to provide continuity with SAS's Prior Agreement, the SAS Agreement is effective and governs the relationship of the parties as of December 1, 2014, and amends, restates and completely replaces SAS's Prior Agreement. The SAS Agreement more clearly defines reimbursable and excluded expenses and the budget and approval procedures and continues the indemnifications and releases provided by SAS's Prior Agreement (which indemnifications and releases were and are comparable to those applicable to SGRP's directors and executive officers under its By-Laws and applicable law). Specifically, the SAS Agreement reduced the Cost Plus Fee from 4% to 2% effective as of June 1, 2016.

SGRP's Audit Committee has approved the SAS Agreement pursuant to its specific duty and responsibility to review and approve the overall fairness of all material related-party transactions, as more fully provided above.

No unbudgeted SAS compensation to any officer, director or other related party has been reimbursed or approved to date by the Company, and no such compensation reimbursements were made or approved under SAS's Prior Agreement. This is not a restriction on SAS since SAS is not controlled by the Company and may pay any compensation to any person that SAS desires out of its own funds. Since SAS is a "Subchapter S" corporation, all income from SAS is allocated to its stockholders (see above).

National Merchandising Services, LLC ("NMS"), is a consolidated domestic subsidiary of the Company and is owned jointly by SGRP through its indirect ownership of 51% of the NMS membership interests and by National Merchandising of America, Inc. ("NMA"), through its ownership of the other 49% of the NMS membership interests. Mr. Edward Burdekin is the Chief Executive Officer and President and a director of NMS and also is an executive officer and director of NMA and the sole member and manager of National Retail Source, LLC ("NRS"). Ms. Andrea Burdekin, Mr. Burdekin's wife, is the sole stockholder and a director of NMA and a director of NMS. NRS and NMA are affiliates of the Company but are not consolidated with the Company.

NRS provided a substantial amount of the domestic merchandising specialist field force used by NMS during 2015. Pursuant to the terms of the Master Field Services Agreement dated as of August 1, 2013 (the "NRS Services Agreement"), NMS received merchandising services from NRS through the use of field merchandising specialists during 2015. For those services, the Company had agreed to reimburse NRS for its total costs of providing those services and to pay NRS a fee equal to 2% of its total costs (the "Plus 2% Fee"). Those total costs included all field and administrative costs and expenses (effectively including workers compensation insurance expenses) of NRS but exclude certain legal and other administrative expenses. Accordingly, no salary reimbursement for Mr. Burdekin or Ms. Burdekin were included in such reimbursable costs or Plus 2% Fee.

In 2015, NRS provided a substantial amount of the domestic merchandising specialist field force used by NMS and 5% of all of the domestic merchandising specialist field force used by the Company for the year ended December 31, 2015. The total Plus 2% Fee earned by NRS for services rendered was approximately $26,000 for the year ended December 31, 2015. As of December 2015, NMS no longer uses NRS but uses field merchandising services from a non-affiliated third-party provider at a Cost Plus fee of 1%.

International Related Party Services:

SGRP Meridian (Pty), Ltd. ("Meridian") is a consolidated international subsidiary of the Company and is owned 51% by SGRP and 49% by the following individuals: Mr. Brian Mason, Mr. Garry Bristow, and Mr. Adrian Wingfield. Mr. Mason is President and a director and Mr. Bristow is an officer and director of Meridian. Mr. Mason is also an officer and director and 50% shareholder of Merhold Property Trust ("MPT"). Mr. Mason and Mr. Bristow are both officers and directors and both own 50% of Merhold Cape Property Trust ("MCPT"). Mr. Mason, Mr. Bristow and Mr. Wingfield are all officers and own 46.7%, 20% and 33.3%, respectively of Merhold Holding Trust ("MHT") which provides similar services like MPT. MPT owns the building where Meridian is headquartered and also owns 2 vehicles both of which are subleased to Meridian. MCPT provides a fleet of 126 vehicles to Meridian under a 4 year lease program. These leases are provided to Meridian at local market rates included in the summary table below.

SGRP NDS Tanitim Ve Danismanlik A.S. ("NDS") is a consolidated international subsidiary of the Company and is owned 51% by SGRP and 49% by Mr. Medet Yilmaz and Ms. Nurgül Yilmaz. Mr. Yilmaz is President and a director and Ms. Yilmaz is an officer and director of NDS. They are both officers and directors of NDS Tanitim Danismanlik Hizmetleri Gida Tekstil Turizm Pazarlama Ticaret Limited Sirketi ("NDS Tanitim") and NDS Reklam Tanitim Ve Danismanlik Hizmetleri Pazarlama Ticaret Limited Sirketi ("NDS Reklam"). Mr. and Ms. Yilmaz, in total, own 40% of NDS Tanitim and NDS Reklam. NDS Tanitim provided NDS field administration services while NDS Reklam provided NDS field merchandising services both at local market rates through May 2015 at which time NDS assumed these service responsibilities.

SPAR Todopromo is a consolidated international subsidiary of the Company and is owned 51% by SGRP and 49% by the following individuals: Mr. Juan F. Medina Domenzain, Juan Medina Staines, Julia Cesar Hernandez Vanegas, and Jorge Medina Staines. Mr. Juan F. Medina Domenzain is an officer and director of SPAR Todopromo and is also majority shareholder (90%) of CONAPAD ("CON") which supplied administrative and operational consulting support to SPAR Todopromo in 2016.

In August 2016, Mr. Juan F. Medina Domenzain ("JFMD"), partner in SPAR Todopromo, purchased the warehouse that was being leased by SPAR Todopromo. A new lease expiring December 31, 2017, was entered into with SPAR Todopromo with the same terms and cost as with the previous owner.

On September 8, 2016, the Company (through its Cayman Islands subsidiary) acquired 100% ownership of SGRP Brasil Participações Ltda. ("SGRP Holdings"), a Brazilian limitada (which is a form of limited liability company), from its affiliate, SIT, at cost (including approved expenses). See Related Party Transactions and Arrangements in the Brazil Acquisition in this description of the Company's Transactions with Related Persons, Promoters and Certain Control Persons, below, and in Note 10 to the Company's Consolidated Financial Statements - Related Party Transactions, in the 2016 Annual Report. SGRP Holdings then completed the formation and acquired a majority of the stock of SPAR Brasil Serviços de Merchandising e Tecnologia S.A., a Brazilian corporation ("SPAR BSMT"). SGRP Holdings and SPAR BSMT are consolidated subsidiaries of the Company. SPAR BSMT is owned 51% by the Company, 39% by JK Consultoria Empresarial Ltda.-ME, a Brazilian limitada ("JKC"), and 10% by Earth Investments, LLC, a Nevada limited liability company ("EILLC").

JKC is owned by Mr. Jonathan Dagues Martins, a Brazilian citizen and resident ("JDM") and his sister, Ms. Karla Dagues Martins, a Brazilian citizen and resident. JDM is the Chief Executive Officer and President of each SPAR Brazil company pursuant to a Management Agreement between JDM and SPAR BSMT dated September 13, 2016. JDM also is a director of SPAR BSMT. Accordingly, JKC and JDM are each a related party in respect of the Company. EILLC is owned by Mr. Peter W. Brown, a citizen and resident of the USA ("PWB"). PWB is an employee of SAS and an officer and employee of SIT, each of whom is an affiliate of the Company (see above), PWB was an official observer at the meetings of SGRP's Board from 2014 through December 2016, and PWB also is the nephew of Mr. Robert G. Brown. PWB also is a director of SPAR BSMT. Accordingly, PWB and EILLC are each a related party in respect of the Company.

SPAR BSMT has contracted with Ms. Karla Dagues Martins, a Brazilian citizen and resident and JDM's sister to handle the labor litigation cases for SPAR BSMT and its subsidiaries. These legal services are being provided to them at local market rates by Ms. Martins's company, Karla Martins Sociedade de Advogados ("KMSA").

The Company believes it is the largest and most important customer of SBS, SAS, NRS, MPT, MCPT, MHT, NDS Tanitim, NDS Reklam, CON, JFMD and KMSA (and from time to time may be their only customer), and accordingly the Company generally has been able to negotiate better terms, receives more personal and responsive service and is more likely to receive credits and other financial accommodations from SBS, SAS, NRS, MPT, MCPT, MHT, NDS Tanitim, NDS Reklam, CON, JFMD and KMSA than the Company could reasonably expect to receive from an unrelated service provider who has significant other customers and business. SBS, SAS and other material affiliate contracts and arrangements are annually reviewed and considered for approval by SGRP's Audit Committee, subject to the ongoing negotiations with SBS as described above.

The following costs of affiliates were charged to the Company (in thousands):

	Year Ended December 31,
	2016	2015
Services provided by affiliates:
Field Specialist expenses* (SBS)	$22,749	$21,061
Field administration expenses* (SAS)	$4,276	$4,492
Field Specialist expenses* (NRS)	$–	$1,323
Office and vehicle rental expenses (MPT)	$50	$47
Vehicle rental expenses (MCPT)	$879	$954
Office and vehicle rental expenses (MHT)	$121	$95
Field administration expenses* (NDS Tanitim)	$–	$15
Field administration expenses* (NDS Reklam)	$2	$189
Consulting and administrative services (CON)	$309	$366
Warehouse Rental (JFMD)	$10	$–
Legal Services (KMSA)	$7	$–

Total services provided by affiliates	$28,403	$28,542

* Includes substantially all overhead (in the case of SAS, SBS and NRS), or related overhead, plus any applicable markup.

Due to affiliates consists of the following (in thousands):	December 31,	December 31,
	2016	2015
Loans from local investors:(1)
Australia	$231	$88
Mexico	1,001	1,001
Brazil	139	–
China	761	761
NMS LLC	348	418
Accrued Expenses due to affiliates:
SBS/SAS	869	78
Total due to affiliates	$3,349	$2,346

(1)

Represent loans from the local investors into the Company's subsidiaries (representing their proportionate share of working capital loans). The loans have no payment terms and are due on demand and as such have been classified as current liabilities in the Company's consolidated financial statements.

Other Related Party Transactions and Arrangements

In July 1999, SPAR Marketing Force, Inc. ("SMF"), SBS and SIT entered into a perpetual software ownership agreement providing that each party independently owned an undivided share of and had the right to unilaterally license and exploit their "Business Manager" Internet job scheduling software (which had been jointly developed by such parties), and all related improvements, revisions, developments and documentation from time to time voluntarily made or procured by any of them at its own expense. Business Manager and its other proprietary software and applications are used by the Company for (among other things) the scheduling, tracking, coordination and reporting of its merchandising and marketing services and are accessible via the Internet or other applicable telecommunication network by the authorized representatives of the Company and its clients through their respective computers and mobile devices. In addition, SPAR Trademarks, Inc., a wholly owned subsidiary of SGRP ("STM"), SBS and SIT entered into separate perpetual trademark licensing agreements whereby STM has granted non-exclusive royalty-free licenses to SIT and SBS (and through them to their commonly controlled subsidiaries and affiliates by sublicenses, including SAS) for their continued use of the name "SPAR" and certain other trademarks and related rights of STM. SBS and SAS provide services to the Company, as described above, SIT assisted in the Brazilian acquisition at a cost to the Company of $49,000, as described below, and SIT no longer provides services to and does not compete with the Company.

Through arrangements with the Company, SBS, SAS and other companies owned by Mr. Brown or Mr. Bartels participate in various benefit plans, insurance policies and similar group purchases by the Company, for which the Company charges them their allocable shares of the costs of those group items and the actual costs of all items paid specifically for them. All such transactions between the Company and the above affiliates are paid and/or collected by the Company in the normal course of business.

In addition to the above, SAS purchases insurance coverage for worker compensation, casualty and property insurance risk for itself, for SBS for its Field Specialists that require such insurance coverage, and for the Company from Affinity Insurance, Ltd. ("Affinity"). SAS owns a minority (less than 1%) of the common stock in Affinity. The Affinity insurance premiums for such coverage are ultimately charged to SAS (and through SAS to the Company), SBS (and through SBS to its covered Field Specialists) and the Company based on the contractual arrangements of the parties.

Related Party Transactions and Arrangements in the Brazil Acquisition

The following related party transactions occurred in connection with the Company's September 2016 acquisition in Brazil of the NM Companies (as defined and more fully described in Note 13 to Company's Consolidated Financial Statements - Purchase of Interests in Subsidiaries, in the 2016 Annual Report).

On September 8, 2016, the Company (through its Cayman Islands subsidiary) acquired 100% ownership of SGRP Brasil Participações Ltda. ("SGRP Holdings"), a Brazilian limitada (which is a form of limited liability company), from its affiliate, SIT, at cost (including approved expenses). SGRP Holdings then completed the formation and acquired a majority of the stock of SPAR Brasil Serviços de Merchandising e Tecnologia S.A., a Brazilian corporation ("SPAR BSMT").

SGRP Holdings, JK Consultoria Empresarial Ltda.-ME, a Brazilian limitada ("JKC"), and Earth Investments, LLC, a Nevada limited liability company ("EILLC"), entered into a Joint Venture Agreement respecting SPAR BSMT dated and effective as of September 13, 2016 (the "JV Agreement"). See below respecting the ownership and related party status of JKC and EILLC. The JV Agreement (among other things) provided for the NM Acquisition described (and defined) below, provided for the capitalization of and loans to SPAR BSMT to fund the NM Acquisition and its working capital, and established terms for the election of officers and directors and governance of SPAR BSMT. In addition, the JV Agreement provided for the issuance of shares by SPAR BSMT in the necessary amounts to give SGRP Holdings 51%, JKC 39% and EILLC 10% of the outstanding shares of SPAR BSMT's stock. Under the JV Agreement, SPAR BSMT has five directors, three of which are nominated by SGRP Holdings, one of which is nominated by JKC and one of which is nominated by EILLC.

JKC is owned by Mr. Jonathan Dagues Martins, a Brazilian citizen and resident ("JDM") and his sister, Ms. Karla Dagues Martins, a Brazilian citizen and resident. JDM is the Chief Executive Officer and President of each SPAR Brazil company pursuant to a Management Agreement between JDM and SPAR BSMT dated September 13, 2016. JDM also held equivalent positions with each NM Company prior to their acquisition by SPAR BSMT. JDM also is a director of SPAR BSMT. Accordingly, JKC and JDM are each a related party in respect of the Company.

SGRP Holdings and JKC are parties to separate Loan Agreements with SPAR BSMT dated September 14, 2016, pursuant to which funds were loaned to SPAR BSMT for operating working capital and purchase of the NM Acquisition. SGRP Holdings loaned R$1,400,000 (approximately US$448,000) and JKC loaned R$453,673 (approximately US$145,175) to SPAR BSMT as required by the JV Agreement. JKC funded that loan in part through a loan of R$120,423 (approximately US$38,700) to JKC from SGRP Holdings pursuant to a Loan Agreement between them dated September 14, 2016.

EILLC is owned by Mr. Peter W. Brown, a citizen and resident of the USA ("PWB"). PWB is an employee of SAS and an officer and employee of SIT, each of whom is an affiliate of the Company (see above). PWB was an official observer at the meetings of SGRP's Board for 2014 through December 2016, and PWB also is the nephew of Mr. Robert G. Brown. PWB also is a director of SPAR BSMT. Accordingly, PWB and EILLC are each a related party in respect of the Company. In consideration of PWB's efforts in finding and pursuing the NM Acquisition, the Company agreed to grant his company, EILLC, a 10% interest in SPAR BSMT and have SGRP Holdings take over and make the initial loans to SPAR BSMT that would otherwise have been required to have been made by EILLC (aggregating R$116,326 or approximately US$37,200). The Company also agreed to reimburse SIT for PWB's approved expenses.

The NM Acquisition and associated related party transactions were reviewed and approved by the Audit Committee of SGRP's Board of Directors.

CORPORATE GOVERNANCE

Board Structure, Leadership and Risk Oversight

The Board of Directors of the Corporation (the "Board") is responsible for the overseeing the management, policies and direction of the Corporation and its subsidiaries (collectively, the Company"), both directly and through its committees (as described below), pursuant to the authority conferred by the Corporation's by-laws, charters and policies and by applicable law. The Board's responsibilities include (without limitation) the appointment and oversight of the Company's executive officers. The Board also is actively involved in the oversight of risks that could affect the Company, both directly and through its committees with respect to the most significant risks facing the Company (including material strategic, market or operational risks). Pursuant to their respective charters, the Board has established and delegated various oversight and other responsibilities to the Audit Committee (and its Special Subcommittee), the Compensation Committee, and the Governance Committee, as such committees are defined and more fully described below under the headings "Audit Committee and its Special Subcommittee", "Compensation Committee" and "Governance Committee".

The Board believes its leadership role for the Company is strengthened by having a majority of its members be independent directors, who meet regularly as an independent body and provide leadership through their industry experience and knowledge and the actions of the independent committees they chair, and by having its two largest stockholders and Chief Executive Officer as members of the Board. The Board also has established separate positions for the Chairman of the Board (the "Chairman"), which is a non-executive position, for the Lead Director of the Board (the "Lead Director"), and for SGRP's Chief Executive Officer (who also is its President), which they believe better enables the Chairman to focus his efforts on long term strategic development and planning for the Company, the Lead Director to provide Board leadership and facilitate meaningful communications between the Board and the Company's management, and the Chief Executive Officer to focus his time and energy on managing the Company's sales and operations. The Board believes this leadership structure has enhanced its ability to effectively carry out its responsibilities on behalf of the Corporation's stockholders as well as its oversight of the Company's management and overall corporate governance. Mr. Robert G. Brown is the Corporation's Chairman (as well as one of its co-founders and officers and a significant stockholder), Mr. Arthur B. Drogue is the Corporation's Lead Director (as well as Chairman of the Governance Committee and Special Subcommittee of the Audit Committee), and Mr. R Scott Popaditch is the Company's Chief Executive Officer and President.

To assist the Board and its Committees in their respective oversight roles, the Company's Chief Executive Officer brings members of the Company's management from various business or administrative areas into meetings of the Board or applicable Committee from time to time to make presentations and to answer questions and provide insight to the members, including insights into areas of potential risk. Each Committee endeavors to satisfy its responsibilities through its receipt and review of regular reports directly from officers responsible for oversight of particular risks within the Company, direct communications by the Committee or its Chairman with the Corporation's senior management, independent principal accountants (in the case of the Audit Committee) and counsel respecting such matters and related risks, its executive sessions, and its reports (generally through its Chairman) to the full Board respecting the Committee's considerations and (if applicable) actions and recommendations regarding such matters and risks as deemed appropriate.

Risk oversight is conducted primarily through the Audit Committee, but also is conducted through the Compensation Committee or Governance Committee, as applicable. The Audit Committee is responsible for overseeing the accounting, auditing and financial reporting and disclosure principles, policies, practices and controls of the Company and regularly considers (among other things) financial, reporting, internal control, related party, legal and other issues and related risks and uncertainties material to the Company. The Compensation Committee is responsible for overseeing and regularly considers the performance and compensation of the executives, director compensation and the other compensation, equity incentive, related policies, and benefits of the Company. The Governance Committee is responsible for overseeing and regularly considers the finding, vetting and nomination of directors and committee members for the Board and senior Executives for SGRP, and the content and application of the Company's ethics code, corporate documents and governance policies and practices.

The Audit Committee, its Special Committee, the Compensation Committee and the Governance Committee each consist solely of independent outside directors. Mr. R. Eric McCarthey is Chairman of the Audit Committee, Mr. Jack W. Partridge is Chairman of the Compensation Committee, and Mr. Arthur B. Drogue is Chairman of the Governance Committee as well as the Special Subcommittee of the Audit Committee.

Board Meetings

The Board meets regularly to receive and discuss operating and financial reports presented by management of SGRP and its advisors. During the year ended December 31, 2016, the Board held four meetings in person and one meeting by telephone. Each incumbent Director is required to attend 75% of the board meetings. In 2016, all incumbent members attended at least 75% of the meetings.

Board Size

The current Board size is fixed at seven directors. Accordingly, there are only seven nominees for election as Directors at the 2017 Annual Meeting. The Board can increase or decrease the size of the Board at any time, and directors can be added and any vacancy (including those caused by an increase in Board size) can be filled by the Board without an election.

Committees

From time to time the Board may establish permanent standing committees and temporary special committees to assist the Board in carrying out its responsibilities. Currently, SGRP has three permanent standing committees; the Audit Committee, the Compensation Committee and the Governance Committee and one temporary Special Subcommittee of the Audit Committee as noted below. An audit committee is required by the Nasdaq Stock Market, Inc. ("Nasdaq"), the Securities and Exchange Commission (the "SEC"), and applicable law. While SGRP is not similarly required to have either a compensation committee or governance committee, certain responsibilities assigned to these committees in their respective charters are required to be fulfilled by independent directors by Nasdaq Rules or SEC Rules.

The standing committees of the Board are the Audit Committee of the Board (the "Audit Committee"), the Compensation Committee of the Board (the "Compensation Committee"), and the Governance Committee of the Board (the "Governance Committee"), as provided in the Corporation's Restated By-Laws (See Limitation of Liability and Indemnification Matters below).

Audit Committee and its Special Subcommittee

The Audit Committee assists the Board in fulfilling its oversight responsibilities respecting the accounting, auditing and financial reporting and disclosure principles, policies, practices and controls of the Company, the integrity of the Company's consolidated financial statements, the audits of the financial statements of the Company and the Company's compliance with legal and regulatory requirements and disclosure. The specific functions and responsibilities of the Audit Committee are set forth in the written Amended and Restated Charter of the Audit Committee of the Board of Directors of SPAR Group, Inc., Dated (as of) May 18, 2004 (the "Audit Charter"), approved and recommended by the Audit Committee and Governance Committee and adopted by the Board on May 18, 2004. The Audit Committee also is given specific functions and responsibilities by and is subject to Nasdaq Rules, SEC Rules, the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley"), and other applicable law, which are reflected in the Audit Charter. You can obtain and review a current copy of the Audit Charter on the Company's web site (www.sparinc.com), which is posted and available to stockholders and the public under the Investor Relations tab and Corporate Governance sub-tab. The Audit Charter was amended and restated to reflect the evolution of the Audit Committee's expanding responsibilities, the adoption of Sarbanes-Oxley, and changes in Nasdaq Rules, SEC Rules, securities laws and other applicable law pertaining to all audit committees. The Audit Committee reviews and reassesses the Audit Charter annually and recommends any needed changes to the Board for approval. The Audit Committee's most recent review was in November of 2016, when it determined no changes were then needed in the Audit Charter.

The Audit Committee (among other things and as more fully provided in the Audit Charter):

(a)	Serves as an independent and objective party to monitor the Company's financial reporting process and internal accounting and disclosure control system and their adequacy and effectiveness;

(b)

Is directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company (hereinafter referred to as the "Company's Independent Accountants");

(c)	Resolves disagreements between the Company's senior management and the Company's Independent Accountants regarding financial reporting;

(d)	Communicates directly with the Company's Independent Accountants;

(e)	Reviews and appraises the audit efforts of the Company's Independent Accountants, including the plans for and scope of the audit, the audit procedures to be utilized and results of the audit;

(f)	Provides an open avenue of communication among the Company's Independent Accountants, the Company's financial and senior management and the Board;

(g)

Reviews and approves, in advance, all non-audit services to be performed by the Company's Independent Accountants, either individually or through policies and procedures for particular types of services to be performed within specified periods;

(h)	Reviews the performance, qualifications and independence of the Company's Independent Accountants;

(i)	Reviews the financial reports and other financial information provided by SGRP to any governmental body or the public;

(j)	Encourages continuous improvement of, and fosters adherence to, the Company's accounting controls, disclosure controls, risk management and similar policies, procedures and practices at all levels;

(k)	Reviews and approves the overall fairness of all material related-party transactions; and

(e)

May retain independent counsel, accountants or others to assist it in the conduct of an investigation or such other action as the Audit Committee may otherwise determine as necessary to carry out its duties under its Charter and applicable law, the fees and expenses of all of which will be paid by the Company.

The current Audit Committee size is fixed at four independent directors. The Audit Committee currently consists of Messrs. McCarthey (its Chairman), Kellar, Partridge, and Drogue, each of whom has been determined by the Governance Committee and the Board to meet the independence requirements for Audit Committee members under Nasdaq Rules and SEC Rules. In connection with his re-nomination as a Director, the Governance Committee and the Board re-determined that Mr. McCarthey was qualified to be the "Audit Committee financial expert" as required by Nasdaq Rules, SEC Rules and other applicable law.

During the year ended December 31, 2016, the Audit Committee met four times in person and four times by telephone. All incumbent members attended at least 75% of the meetings.

See the Report of the Audit Committee of the Board of Directors below.

In addition, in order to (among other things) assist the Board and the Audit Committee in connection with an overall review of the Company's related party transactions and certain worker classification-related litigation matters, in April 2017 the Board formed a special subcommittee of the Audit Committee (the "Special Subcommittee") to (among other things) review the structure, documentation, fairness, conflicts, fidelity, appropriateness, and practices respecting each of the relationships and transactions discussed in the description of the Company's Transactions with Related Persons, Promoters and Certain Control Persons in this Proxy Statement and in Note 10 to the Company's Consolidated Financial Statements - Related Party Transactions, in the 2016 Annual Report (including those described in such description, below, and in such Note under Domestic Related Party Services). The Special Subcommittee has commenced that review with the assistance of special auditors and counsel currently being retained by such Subcommittee. The Company is currently unable to predict the duration, ultimate scope, or results of this review by the Special Subcommittee. See also Item 1A - Risk Factors – Dependence Upon and Cost of Services Provided by Affiliates and Use of Independent Contractors, Potential Conflicts in Services Provided by Affiliates, and Risks Related to the Company's Significant Stockholders: Potential Voting Control and Conflicts, and Item 3 - Legal Proceedings, in the 2016 Annual Report.

The current Special Subcommittee size is fixed at four independent directors. The Special Subcommittee currently consists of Messrs. Drogue (its Chairman), Kellar, McCarthey, and Partridge, each of whom has been determined by the Governance Committee and the Board to meet the independence requirements for Audit Committee members under Nasdaq Rules and SEC Rules.

The Special Subcommittee was formed in April 2017, and accordingly no meetings were held in 2016.

Compensation Committee

The Compensation Committee assists the Board in fulfilling its oversight responsibilities respecting the performance and compensation of the executives and the other compensation, equity incentive and related policies of the Company, through which the Company endeavors to attract, motivate and retain the executive talent needed to optimize stockholder value in a competitive environment while facilitating the business strategies and long-range plans of the Company. The specific functions and responsibilities of the Compensation Committee are set forth in the written Charter of the Compensation Committee of the Board of Directors of SPAR Group, Inc., Dated (as of) May 18, 2004 (the "Compensation Charter"), approved and recommended by the Compensation Committee and Governance Committee and adopted by the Board on May 18, 2004. The Compensation Committee also is given specific functions and responsibilities by and is subject to Nasdaq Rules, SEC Rules, Sarbanes-Oxley and other applicable law. You can obtain and review a current copy of the Compensation Charter on the Company's web site (www.sparinc.com), which is posted and available to stockholders and the public under the Investor Relations tab and Corporate Governance sub-tab. The Compensation Charter was adopted to reflect the evolution of the Compensation Committee's informal responsibilities, the adoption of Sarbanes-Oxley, and changes in Nasdaq Rules, SEC Rules, securities laws and other applicable law pertaining to compensation committees. The Compensation Committee reviews and reassesses the Compensation Charter annually and recommends any needed changes to the Board for approval. The Compensation Committee's most recent review was in November of 2016, when it determined no changes were then needed in the Compensation Charter.

The Compensation Committee (among other things and as more fully provided in the Compensation Charter):

(a)

Oversees the existing and proposed compensation plans, policies and practices of the Company, and reviews and recommends to the Board any necessary or desirable changes or additions to any such plan, policy or practice, all in order to (i) attract and retain quality directors, executives and employees, (ii) provide total compensation competitive with similar companies, (iii) reward and reinforce the attainment of the Company's performance objectives, and (iv) align the interests of SGRP's directors and the Company's executives and employees with those of SGRP's stockholders (the "Company's Compensation Objectives");

(b)	Reviews the Company's existing and proposed Compensation Objectives from time to time and recommends to the Board any necessary or desirable changes or additions to such objectives;

(c)	Reviews the performance of and establishes the compensation for the Company's senior executives;

(d)

Oversees the Company's stock option, stock purchase and other benefit plans and severance policies, and reviews and recommends to the Board any necessary or desirable changes or additions to any such plan, policy or practice; and

(e)

May retain independent counsel, accountants or others to assist it in the conduct of an investigation or such other action as the Compensation Committee may otherwise determine as necessary to carry out its duties under its Charter and applicable law, the fees and expenses of all of which will be paid by the Company.

The current Compensation Committee size is fixed at four independent directors. The Compensation Committee currently consists of Messrs. Partridge (its Chairman), Kellar, Drogue and McCarthey, all of whom are non-employees of the Company and have been determined by the Governance Committee and the Board to be independent directors in accordance with Nasdaq Rules and SEC Rules.

During the year ended December 31, 2016, the Compensation Committee met four times in person and two times by telephone. All incumbent members attended at least 75% of the meetings.

Governance Committee

The Governance Committee assists the Board in fulfilling its oversight responsibilities respecting the nomination of directors and committee members for the Board and the corporate documents and governance policies and practices of the Company. The specific functions and responsibilities of the Governance Committee are set forth in the written Charter of the Governance Committee of the Board of Directors of SPAR Group, Inc., Dated (as of) May 18, 2004 (the "Governance Charter"), approved and recommended by the Governance Committee and adopted by the Board on May 18, 2004. The Governance Committee also is given specific functions and responsibilities by and is subject to the Nasdaq Rules, SEC Rules, Sarbanes-Oxley, and other applicable law, which are reflected in the Governance Charter. You can obtain and review a current copy of the Governance Charter on the Company's web site (www.sparinc.com), which is posted and available to stockholders and the public under the Investor Relations tab and Corporate Governance sub-tab. The Governance Charter was adopted to reflect the evolution of the Governance Committee's informal responsibilities, the adoption of Sarbanes-Oxley, and changes in Nasdaq Rules, SEC Rules, securities laws, and other applicable law pertaining to governance committees. The Governance Committee reviews and reassesses the Governance Charter, Nomination Policy and Ethics Code (as such terms are defined below) annually and recommends any needed changes to the Board for approval. The Governance Committee's most recent review was in November of 2016, when it determined no changes were then needed in the Governance Charter, Nomination Policy and Ethics Code.

The Governance Committee (among other things and as more fully provided in the Governance Charter):

(a)

Oversees the identification, vetting and nomination of candidates for directors and senior Executives of SGRP and the selection of committee members, reviews their qualifications (including outside director independence) and recommends any proposed nominees to the Board;

(b)	Oversees SGRP's organizational documents and policies and practices on corporate governance and recommends any proposed changes to the Board for approval;

(c)

Oversees the Company's codes of ethics and other internal policies and guidelines and monitors the Company's enforcement of them and incorporation of them into the Company's culture and business practices; and

(e)

May retain independent counsel, accountants or others to assist it in the conduct of an investigation or such other action as the Governance Committee may otherwise determine as necessary to carry out its duties under its Charter and applicable law, the fees and expenses of all of which will be paid by the Company.

The current Governance Committee size is fixed at four independent directors. The Governance Committee currently consists of Messrs. Drogue (its Chairman), Kellar, Partridge and McCarthey, all of whom are non-employees of the Company and have been determined by the Governance Committee and the Board to be independent directors in accordance with Nasdaq Rules and SEC Rules.

During the year ended December 31, 2016, the Governance Committee met four times in person and two times by telephone. All incumbent members attended at least 75% of the meetings.

Director Nominations: Experience, Integrity, Diversity and other Criteria

The Governance Committee oversees the identification, vetting and nomination of candidates for directors and the selection of committee members, the review of their qualifications (including outside director independence), and recommends any proposed nominees to the Board in accordance with the Governance Charter and with the SPAR Group, Inc. Statement of Policy Regarding Director Qualifications and Nominations dated as of May 18, 2004 (the "Nomination Policy"), as approved and recommended by the Governance Committee and adopted by the Board on May 18, 2004. You can obtain and review a current copy of this policy on the Company's web site (www.sparinc.com), which is posted and available to stockholders and the public under the Investor Relations tab and Corporate Governance sub-tab.

The Nomination Policy, applicable law and exchange rules require that a majority of the directors of the Board and all members of the Audit Committee (and its Special Subcommittee), Compensation Committee and Governance Committee satisfy the independence requirements applicable to Audit Committee members under the applicable Nasdaq Rules and SEC Rules. Each of the Audit Charter, Compensation Charter and Governance Charter also contain the same requirements that all of their respective members satisfy such independence requirements.

The Nomination Policy identifies numerous characteristics believed important by the Board for any nominee for director and provides that each nominee for director should possess as many of them as practicable. These desirable characteristics include (among other things) the highest professional and personal ethics and integrity, sufficient time and attention to devote to Board and Committee duties and responsibilities, strong relevant business and industry knowledge and contacts, and business and financial sophistication, common sense and wisdom, the contribution to the diversity of perspectives in the Board and its Committees, and the ability to make informed judgments on a wide range of issues, the ability and willingness to exercise and express independent judgments, and the apparent ability and willingness to meet or exceed the Board's performance expectations. The Nomination Policy specifically recognizes the desirability of ethnic, racial, gender and geographic diversity for the Board but does not specify any metrics for evaluating potential candidates in that regard. However, the Governance Committee takes all relevant factors (including such diversity) into account when identifying and evaluating candidates for Board membership.

Performance expectations for each director have also been established by the Board in the Nomination Policy, including (among other things) the director's regular preparation for, attendance at and participation in all meetings (including appropriate questioning), support and advice to management in his areas of expertise, maintenance of focus on the Board's agenda, understanding the business, finances, plans and strategies of Company, professional and collegial interaction, acting in the best interests of the Company and the stockholders, and compliance with the Company's applicable ethics codes.

Candidates for vacant positions on the Board may be suggested to the Governance Committee from time to time by its members or by officers or other directors of the Corporation. The Governance Committee generally will consider recommending the re-nomination of incumbent directors in accordance with the Nomination Policy, provided that they continue to satisfy the applicable personal characteristic criteria and performance expectations. The Nomination Policy reflects the Board's belief that qualified incumbent directors are generally uniquely positioned to provide stockholders the benefit of continuity of leadership and seasoned judgment gained through experience as a director of SGRP, and that the value of these benefits may outweigh many other factors. However, the Governance Committee is not required to recommend to the Board the nomination of any eligible incumbent director for re-election. (See Stockholder Communications - Submission of Stockholder Proposals and Director Nominations, below).

In considering the potential director nominee slate (including incumbent directors) to recommend to the Board, the Nomination Policy directs the Governance Committee to take into account: (i) the benefits of incumbency, as noted above; (ii) any perceived needs of Board, any Committee or the Company at the time for business contacts, skills or experience or other particular desirable personal characteristics; (iii) the collegiality of Board members; (iv) the need for independent directors or financial experts under that Policy or applicable law for the Board or its Committees; (v) any other requirements of applicable law or exchange rules; and (vi) the desirability of ethnic, racial, gender and geographic diversity. The Governance Committee will consider proposed nominees from any source, including those properly submitted by stockholders (See Stockholder Communications - Submission of Stockholder Proposals and Director Nominations, below).

Each potential nominee for director is required to complete and submit an officers' and directors' questionnaire as part of the process for making director nominations and preparation of SGRP's 2016 Annual Report and this Proxy Statement. With new nominees, the process also includes interviews and background checks.

The seven nominees for director were reviewed, approved and recommended by the Governance Committee, were nominated by the Board. All seven nominees are incumbents, although this is the first year for Mr. Popaditch as a nominee at an annual stockholder's meeting. Based on their respective officers' and directors' questionnaires, the Governance Committee and Board each determined that Mr. Jack W. Partridge, Mr. Lorrence T. Kellar, Mr. Arthur B. Drogue, and Mr. R. Eric McCarthey are independent directors under Nasdaq Rules and SEC Rules, as required by the Nominations Policy and the committee charters, and that Mr. R. Eric McCarthey is an "audit committee financial expert" under SEC Rules, as required by such rules and the Audit Charter.

Ethics Codes

SGRP has adopted codes of ethical conduct applicable to all of its directors, officers and employees, as approved and recommended by the Governance Committee and Audit Committee and adopted by the Board, in accordance with Nasdaq Rules and SEC Rules. These codes of conduct (collectively, the "Ethics Code") consist of: (1) the Code of Ethical Conduct for the Directors, Senior Executives and Employees, of SPAR Group, Inc., Amended and Restated (as of) August 1, 2012; and (2) Statement of Policy Regarding Personal Securities Transactions in SGRP Stock and Non-Public Information, as amended and restated on May 1, 2004, and as further amended through March 10, 2011. Both Committees were involved because general authority over the Ethics Codes shifted from the Audit Committee to the Governance Committee with the adoption of the committee charters on May 18, 2004. However, the Audit Committee retained the express duty to review and approve the overall fairness of all material related-party transactions. You can obtain and review current copies of such code and policy on the Company's web site (www.sparinc.com), which are posted and available to stockholders and the public under the Investor Relations tab and Corporate Governance sub-tab.

Limitation of Liability and Indemnification Matters

The Corporation's Certificate of Incorporation, as amended, eliminates the liability of all directors to the Corporation and its stockholders for monetary damages for breaches of their fiduciary duties as directors to the maximum extent such liability can be eliminated or limited under the Delaware General Corporation Law, as amended (the "DGCL"), which applies to the Corporation as a Delaware corporation. The DGCL permits a certificate of incorporation to include a provision eliminating such personal liability of its directors, and such elimination is effective under the DGCL, except that such liability currently may not be eliminated or limited under the DGCL (i) for any breach of their duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit.

The Corporation's Restated By-Laws (as hereinafter defined) provide that the Corporation must indemnify each of its current and former directors, executive officers and other designated persons (including those serving its affiliates in such capacities at the Corporation's request), and may in the Board's discretion indemnify the other current and former officers, employees and other agents of the Company, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit or proceeding to the fullest extent permitted by DGCL. The Restated By-Laws also provide that the Corporation must advance the expenses (including attorneys' fees) actually and reasonably incurred by any such person in defending any such action, suit or proceeding, subject to such person's agreement to the extent required by the DGCL under the circumstances to reimburse the Corporation if such person is not entitled to indemnification. The Restated By-Laws and these mandatory indemnification provisions were approved and recommended by the Governance Committee and adopted by the Board of Directors of the Corporation in order to conform to the current practices of most public companies and to attract and maintain quality candidates for its directors and management, and are included in the Amended and Restated By-Laws of SPAR Group, Inc., Dated as of May 18, 2004, as amended (the "Restated By-Laws"). A current copy of the Restated By-Laws is posted and available to stockholders and the public on the Corporation's web site (www.sparinc.com).

Section 145 of the DGCL provides that the Corporation (as a Delaware corporation) has the power to indemnify under various circumstances anyone who is or was serving as a director, officer, employee or agent of the Corporation or (at its request) another corporation, partnership, joint venture, trust or other enterprise, which includes indemnification against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), but only if (i) such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Corporation, (ii) in the case of any criminal action or proceeding, such person had no reasonable cause to believe his or her conduct was unlawful, and (iii) in the case of any suit by or in the right of the Corporation in which the person is adjudged to be liable to the Corporation, the applicable court determines such person is nevertheless fairly and reasonably entitled to such indemnification under the circumstances. Section 145 of the DGCL also permits the Corporation to pay or advance the expenses (including attorneys' fees) actually and reasonably incurred by any such person in defending any such action, suit or proceeding, and requires that the Corporation indemnify such person for such unpaid expenses upon a successful defense of such action, suit or proceeding.

The Company maintains director and officer liability insurance that (subject to deductibles, maximums and exceptions) covers most liabilities arising out of the acts or omissions of any officer, director, employee or other covered person, both for the benefit of the Company and the direct benefit of its directors and officers, regardless of whether the Restated By-Laws or DGCL Section 145 would permit indemnification of the matters covered by such insurance. The Restated By-Laws and DGCL Section 145 expressly permit the Corporation to secure such insurance and expressly provide that their respective indemnification provisions are not exclusive of any other rights to which the indemnified party may be entitled, including such insurance.

At present, there is no pending action, suit or proceeding involving any director, officer, employee or agent of the Company in which indemnification will be required or permitted. The Company is not aware of any overtly threatened action, suit or proceeding that may result in a claim for such indemnification.

EXECUTIVE COMPENSATION, DIRECTORS AND OTHER INFORMATION

Stock Based Compensation Plans

The Company believes that it is desirable to align the interests of its directors, executives, employees and consultants with those of its stockholders through their ownership of shares of Common Stock issued by SGRP ("SGRP Shares").  Although the Company does not require its directors, executives, employees or consultants to own SGRP Shares, the Company believes that it can help achieve this objective by providing long term equity incentives through the issuance to its eligible directors, executives, employees or consultants of options to purchase SGRP Shares and other stock-based awards pursuant to the 2008 Plan (as defined below) and facilitating the purchase of SGRP Shares at a modest discount by all of its eligible executives, employees and consultants who elect to participate in its Employee or Consultant Stock Purchase Plans (as defined below).  In particular, the Company believes that granting stock based awards (including restricted stock and options to purchase SGRP Shares) to such directors, executives, employees and consultants encourages growth in their ownership of SGRP Shares, which in turn leads to the expansion of their stake in the long-term performance and success of the Company.

SGRP has granted stock option and restricted stock awards to its eligible directors, officers and employees and certain employees of its affiliates to purchase SGRP Shares pursuant to the 2008 Stock Compensation Plan (as amended, the "2008 Plan").  SGRP's stockholders approved and adopted the 2008 Plan in May 2008, as the successor to various predecessor stock option plans (each a "Prior Plan") with respect to all new awards issued, and an amendment to the 2008 Plan in May 2009, permitting the discretionary repricing of existing awards. SGRP also has granted stock options that continue to be outstanding under the Prior Plans.  Each Prior Plan will continue to be active for the purposes of any remaining outstanding options issued under it for so long as such options are outstanding.

The 2008 Plan provides for the granting of restricted SGRP Shares, stock options to purchase SGRP Shares (either incentive or nonqualified), and restricted stock units, stock appreciation rights and other awards based on SGRP Shares ("Awards") to SGRP Directors and the Company's specified executives, employees and consultants (which are employees of certain of its affiliates).  Unless terminated sooner as provided therein, the 2008 Plan will terminate on May 28, 2018, which is ten years from the 2008 Plan Effective Date, at which point no further Awards may be made under it.  However, any existing Awards made prior to such termination will continue in accordance with their respective terms and will continue to be governed by the 2008 Plan.  Stock options granted under the 2008 Plan have a maximum term of ten years, except in the case of incentive stock options granted to greater than 10% stockholders (whose terms are limited to a maximum of five years), and SGRP has generally issued options having those maximum terms.

The 2008 Plan limits the number of SGRP Shares that may be covered by Awards ("Outstanding Covered Shares") to 5,600,000 SGRP Shares in the aggregate (the "Maximum Covered Shares"), which Outstanding Covered Shares for this purpose consist of the sum of (i) the SGRP Shares covered by all Awards issued under the 2008 Plan on or after May 29, 2008 ("New Awards"), plus (ii) and the SGRP Shares covered by all stock options issued at any time under the prior Plans to the extent they were still outstanding on May 29, 2008 ("Continuing Awards").  SGRP Shares covered by New Awards or Continuing Awards that expire, lapse, terminate, are forfeited, become void or otherwise cease to exist (other than as a result of exercise) are no longer Outstanding Covered Shares, are added back to remaining availability under the Maximum Covered Shares and thus become available for new Award grants, while those SGRP Shares covered by exercised New Awards or Continuing Awards continue to be Outstanding Covered Shares and are not added back to, and thus continue to reduce, the remaining availability under the Maximum Covered Shares under the 2008 Plan.  The Outstanding Covered Shares and Maximum Covered Shares (as well as the SGRP Shares covered by a particular Award) are all subject to certain adjustments that may be made by the Compensation Committee upon the occurrence of certain changes in SGRP's capitalization or structure as provided in the 2008 Plan.  Except for the adjustments described above, an increase in the Maximum Covered Shares requires the consent of the SGRP stockholders under the terms of the 2008 Plan, Nasdaq rules, SEC Rules, and applicable law.

As of December 31, 2016, approximately 1.0 million shares were available for grant under the amended 2008 Plan.

The 2008 Plan (as amended in 2009) gives SGRP's Compensation Committee the full authority and complete flexibility from time to time to designate and modify (in its discretion) one or more of the outstanding Awards (including their exercise and base prices and other components and terms) to (among other things) restore their intended values and incentives to their holders. However, the exercise price, base value or similar component (if equal to SGRP's full stock price at issuance) of any Award cannot be lowered to an amount that is less than the Fair Market Value (as defined in the 2008 Plan) on the date of the applicable modification, and no modification can adversely affect an awardee's rights or obligations under an award without the awardee's consent. No further consent of SGRP's stockholders is required for any repricing or other modification of any outstanding or other aware under the 2008 Plan, including those previously issued under the Prior Plans. To date, Awards have only been repriced once (in 2009) pursuant to this authority.

Restricted stock, stock options and other stock based awards under the 2008 Plan may be issued from time to time by SGRP in its discretion to the Company's executives and other employees and generally are included in the annual incentive plans of SGRP's executives.  Each year the Compensation Committee establishes (with recommendations from management) a budget for the maximum number of SGRP Shares that may be awarded in the applicable year (although Awards to new employees may not be covered by such budget in the Committee's discretion). The Company's management may present recommendations for such awards to the Compensation Committee at any of its regular quarterly meetings, although recently most recommendations have been made at the August meeting other than those for new employees.  The Compensation Committee may make those recommendations respecting the Company's Chief Executive Officer, and the Chief Executive Officer makes those recommendations respecting the Company's other executive and senior officers, as well as for any new officer or employee, and each of those executive officers in turn are allocated potential award shares for their departments and make recommendations respecting those under their supervision (subject to review and approval by the Chief Executive Officer).  In recommending to the Compensation Committee the actual number of restricted stock, stock options (and options shares covered) or other stock based Award to be granted to each individual, the person making the recommendation makes an assessment of the individual's contribution to these or decrease in the participant's abilities, responsibilities and performance of his or her duties.  The Compensation Committee reviews and discusses managements' recommendations at its meeting and determines whether and to what extent to approve and grant the proposed restricted stock, stock options (and options shares covered) or other stock based Awards to executives, employees and consultants of the Company pursuant to the 2008 Plan.

Stock Options

The stock option Awards issued under the 2008 Plan are typically "nonqualified" (as a tax matter), have a ten (10) year maximum life (term) and vest during the first four years following issuance at the rate of 25% on each anniversary date of their issuance so long as the holder continues to be employed by the Company.  Stock-based compensation cost is measured on the grant date, based on the fair value of the stock options Award calculated at that date, and is recognized as compensation expense on a straight-line basis over the requisite service period, which generally is the options' vesting period. Fair value is calculated using the Black-Scholes option pricing model.

Following are the specific valuation assumptions used for options granted in 2016:

Expected volatility	52.0%
Expected dividend yields	0%
Expected term (in years)	6.0
Risk free interest rate	1.33%
Expected forfeiture rate	5.0%

Stock option Award activity for the years ended December 31, 2016 and 2015 is summarized below:

			Weighted-
		Weighted-	Average	Aggregate
		Average	Remaining	Intrinsic
	Covered	Exercise	Contractual	Value
Option Awards	Shares	Price	Term (Years)	(thousands)
Outstanding at January 1, 2015	3,095,327	$1.07	6.39	$1,322
Exercised/cancelled	61,124	0.69	–	46
Forfeited or expired	67,709	1.62	–	–

Outstanding at December 31, 2015	2,966,494	$1.05	5.17	$753

Granted	635,000	0.97	–
Exercised/cancelled	54,497	–	–	–
Forfeited or expired	445,445	–	–	–

Outstanding at December 31, 2016	3,101,552	$0.98	4.79	$677
Exercisable at December 31, 2016	2,392,486	$0.95	3.45	$659

The weighted-average grant-date fair value of stock option Awards granted during the year ended December 31, 2016 was $0.49. The total intrinsic value of stock option Awards exercised during the year ended December 31, 2016 and 2015 was $33,000 and $46,000, respectively.

The Company recognized $279,000 and $395,000 in stock-based compensation expense relating to stock option Awards during the years ended December 31, 2016 and 2015, respectively. The recognized tax benefit on stock based compensation expense related to stock options during the years ended December 31, 2016 and 2015, was approximately $106,000 and $150,000, respectively.

As of December 31, 2016, total unrecognized stock-based compensation expense related to stock options was $370,000. This expense is expected to be recognized over a weighted average period of approximately 3.0 years, and will be adjusted for changes in estimated forfeitures.

Restricted Stock

The restricted stock Awards previously issued under the 2008 Plan vested during the first four years following issuance at the rate of 25% on each anniversary date of their issuance so long as the holder continues to be employed by the Company. Restricted stock granted under the 2008 Plan is measured at fair value on the date of the grant, based on the number of shares granted and the quoted price of the Company's common stock. The shares of stock are issued and value is recognized as compensation expense ratably over the requisite service period which generally is the Award's vesting period. In 2016, the Company issued 25,000 restricted stock Awards to its employees and to a Director.

The following table summarizes the activity for restricted stock Awards during the years ended December 31, 2016 and 2015:

		Weighted-
		Average
		Grant Date
		Fair Value
	Shares	per Share
Unvested at January 1, 2015	107,400	$1.51
Granted	118,100	1.31
Vested	(25,625)	1.51
Forfeited	(4,900)	–
Unvested at December 31, 2015	194,975	1.39
Granted	25,000	0.92
Vested	(33,875)	1.46
Forfeited (1)	(51,150)	–
Unvested at December 31, 2016	134,950	$1.32

(1)	41,825 of CY forfeitures and 9,325 related to PY

During the years ended December 31, 2016 and 2015, the Company recognized approximately $50,000 and $39,000, respectively, of stock-based compensation expense related to restricted stock. The recognized tax benefit on stock based compensation expense related to restricted stock during the years ended December 31, 2016 and 2015 was approximately $19,000 and $15,000, respectively.

During the years ended December 31, 2016 and 2015, the total fair value of restricted stock vested was $34,000 and $33,700, respectively.

As of December 31, 2016, total unrecognized stock-based compensation expense related to unvested restricted stock Awards was $75,000, which is expected to be expensed over a weighted-average period of 1.9 years.

Stock Purchase Plans

In 2001, SGRP adopted its 2001 Employee Stock Purchase Plan (the "ESP Plan"), which replaced its earlier existing plan, and its 2001 Consultant Stock Purchase Plan (the "CSP Plan"). These plans were each effective as of June 1, 2001. The ESP Plan allows employees of the Company, and the CSP Plan allows employees of the affiliates of the Company to purchase SGRP's Common Stock from SGRP without having to pay any brokerage commissions. On August 8, 2002, SGRP's Board approved a 15% discount for employee purchases of Common Stock under the ESP Plan and recommended that its affiliates pay 15% of the value of the stock purchased as a cash bonus for affiliate consultant purchases of Common Stock under the CSP Plan.

Potential Severance Payments upon a Change-In-Control and Termination

In order to retain and motivate certain highly qualified executives in the event of a "Change-in-Control", the Corporation entered into a separate Amended and Restated Change in Control Severance Agreement in substantially the same form (each a "CICSA") in December 2008 with each of William H. Bartels, its Vice Chairman, James R. Segreto, its Chief Financial Officer, Secretary and Treasurer, and Kori G. Belzer, its Chief Operating Officer, and in August 2016 with R. Scott Popaditch, its Chief Executive Officer and President, that are currently in effect. Each CICSA provides that the applicable executive will receive a lump sum severance payment if both (1) a "Change in Control" occurs (which includes certain changes in ownership as well as the hiring of a new Chairman or Chief Executive Officer who was not an executive on the date of the CICSA), and (2) within the "Protected Period" the executive either resigns for "Good Reason" (such as an adverse change in duties or compensation) or is terminated other than in a "Termination For Cause" (as such terms are defined in the applicable CICSA). The Protected Period is equal to the greater of 36 months from the date of the CICSA or 24 months from the then most recent Change in Control (which could begin after the end of such 36 month period). The payment is equal to the sum of (i) the employee's monthly salary times the number of remaining months in the Protected Period following such resignation or termination, plus (ii) the maximum bonus if any that would have been paid to such employee for any bonus plan then in effect (not to exceed 25% of the employee's annual salary). Mr. Brown is not a party to a CICSA. The then existing CICSAs were amended and restated in December 2008. In addition, Mr. Popaditch and the Company also are parties to an Executive Officer Severance Agreement ("EOSA") dated as of August 23, 2016, which provides for the payment of approximately 6 months of his salary if, during the two year Protected Period following the date of his EOSA, the executive either resigns for "Good Reason" (such as an adverse change in duties or compensation) or is terminated other than in a "Termination For Cause", as such terms are defined in his EOSA.

Certain Tax Issues - Internal Revenue Code Section 162(m)

Under Section 162(m) of the Internal Revenue Code (the "Code"), the amount of compensation paid to certain executives that is deductible with respect to the Company's corporate taxes is limited to $1,000,000 annually. It is the current policy of the Compensation Committee to maximize, to the extent reasonably possible, the Company's ability to obtain a corporate tax deduction for compensation paid to executive officers of the Company to the extent consistent with the best interests of SGRP and its stockholders.

EXECUTIVE COMPENSATION, EQUITY AWARDS AND OPTIONS

Executive and Officer Compensation

The following table sets forth all compensation for services rendered to the Company in all capacities for the years ended December 31, 2016 and 2015, except for amounts paid to or by SAS, SBS and SIT (See - Transactions with Related Persons, Promoters and Certain Control Persons, above), by (i) the Corporation's current Chief Executive Officer, and former Chief Executive Officer, and (ii) each of the other persons named below, which include the two most highly compensated Executives or other Officers of the Company (each a "Named Executive or Officer", and collectively, the "Named Executives and Officers"). "Named Executive Officers" shall mean R. Scott Popaditch, the Corporation's Chief Executive Officer, James R. Segreto, the Corporation's Chief Financial Officer, and Kori G. Belzer, the Corporation's Chief Operating Officer, and the term does not include any of the other persons listed below in the Summary Compensation Table. The Company does not have any Non-Equity Incentive Compensation Plans other than as part of its individual Incentive Bonus Plans, any pension plans or any non-qualified deferred compensation plans, and accordingly those columns have been omitted.

Summary Compensation Table

Name and Principal Positions	Year	Salary ($)		Bonus ($)		Stock Awards ($) (1)	Option Awards ($)(1)	All Other Compensation ($) (2)		Total ($)
(a)	(b)	(c)		(d)		(e)	(f)	(g)		(h)

R. Scott Popaditch (5)	2016	75,832		–		2,218	15,663	5,643		99,356
Chief Executive Officer, President and Director

Jill M. Blanchard (6)	2016	290,846		–		–	–	48,342		339,188
Former Chief Executive Officer,	2015	283,250		75,000	(4)	–	–	2,692		360,942
President and Director

Robert G. Brown	2016	100,000	(3)	–		–	–	63,832	(3)	163,832
Chairman (Non-Executive) and Director	2015	100,000	(3)	–		–	–	76,174	(3)	176,174

William H. Bartels	2016	150,000		–		–	–	16,495		166,495
Vice Chairman and Director	2015	150,000		20,000	(4)	–	–	15,349		185,349

James R. Segreto	2016	186,430		–		1,955	1,004	17,430		206,819
Chief Financial Officer, Treasurer and Secretary	2015	184,375		20,000	(4)	1,788	–	16,610		222,773

Kori G. Belzer	2016	216,430		–		1,955	1,004	6,945		226,334
Chief Operating Officer	2015	213,833		20,000	(4)	1,788	–	7,273		242,879

_________________

(1)

These are not amounts actually paid to or received by the Named Executive or Officer. These are "compensation expenses" for restricted stock or stock option awards recognized by the Corporation under generally accepted accounting principles computed in accordance with ASC-718-10.

(2)

"Other Compensation" represents amounts paid for car allowances, 401(k) matching contributions, and medical, life and long term disability insurance premiums. Additional elements of "Other Compensation", if any, are noted separately below.

(3)

Effective January 1, 2014, the Compensation Committee approved retirement payments to Mr. Brown of $100,000 per year through 2018 plus the annual cash compensation paid to independent and non-employee directors ($50,000 in each of 2016 and 2015). Mr. Brown's fees for being a non-employee director are included in "All Other Compensation".

(4)	This amount was paid in 2015 with respect to the bonus earned for 2014.
(5)	R. Scott Popaditch was hired August 23, 2016.
(6)	Jill Blanchard resigned from the Corporation on August 23, 2016, and $46,000 in all other compensation represents severance.

All Other Compensation

The Corporation also provides a 401(k) plan, healthcare plan and certain other benefits to all of the Company's employees (including its executives). The Company does not provide any perquisites or other benefits to its Named Executives and Officers other than as described above. The only retirement plan the Company maintains in the United States is its 401(k) Profit Sharing Plan, which is available to all of its eligible employees (See Pension Benefits, below).

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth unexercised options, unvested stock options, restricted stock awards and certain related information for each Named Officer outstanding as of December 31, 2016.

		Stock Option Awards					Restricted Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable at 12/31/16 (#)	Number of Securities Underlying Unexercised Options Not Exercisable at 12/31/16 (#)(1)		Option Exercise Price ($)	Option Expiration Date	Number of shares of stock that have not vested at 12/31/16 (#)	Market value of shares of stock that have not vested at 12/31/16 ($)
R. Scott Popaditch	08/23/16	400,000	400,000		$0.98	8/23/26	25,000	23,000

James Segreto	08/06/09	120,500	–		$0.40	08/06/19
	08/05/10	30,000	–		$1.00	08/05/20
	08/04/11	30,000	–		$1.23	08/04/21
	08/01/12	30,000	–		$1.09	08/01/22
	08/06/13	26,250	8,750	(1)	$2.14	08/06/23
	08/07/14	–	–				2,750	2,750
	08/13/15	–	–				6,250	6,375
	08/11/16	–	25,000		$0.92	08/11/26

Kori Belzer	08/06/09	257,140	–		$0.40	08/06/19
	08/05/10	35,000	–		$1.00	08/05/20
	08/04/11	35,000	–		$1.23	08/04/21
	08/01/12	35,000	–		$1.09	08/01/22
	08/06/13	26,250	8,750	(1)	$2.14	08/06/23
	08/07/14	–	–				2,750	2,750
	08/13/15	–	–				6,250	6,375
	08/11/16	–	25,000		$0.92	08/11/26

(1)	Amounts, except as otherwise noted, vest in 2017.

Pension Benefits

The Company does not currently have a pension or retirement plan available to its executives or other employees other than its 401(k) Profit Sharing Plan, which is a tax-qualified defined contribution plan. The plan has both pre-tax and Roth features, has numerous investment options, generally permits eligible executives and other employees to participate after their first 30 days of employment, is subject to the contribution limits imposed by applicable law, and generally permits withdrawals from time to time in accordance with the plan and applicable law. Although it is not required to match any contribution, the Company has from time to time made a voluntary fractional match of all contributions. In 2016, the Company contributed a total of $75,000 to that plan, which was shared by its 197 participants in proportion to their respective contributions. In 2015, the Company contributed a total of $92,269 to that plan, which was shared by its 199 participants in proportion to their respective contributions. The Company believes that such plan is an important part of its compensation structure, although the Company currently has no unfunded liabilities or other material obligations under such plan.

Non-Qualified Deferred Compensation

The Company does not currently have any non-qualified deferred compensation plans available to its executives or other employees, and accordingly this table has been omitted.

Compensation of Directors

The following table sets forth all compensation costs of the Corporation for services rendered to it by its directors (other than any Named Officer), and certain other amounts that may have been received by or allocated to them, for the year ended December 31, 2016. The Corporation has not given restricted stock awards to its directors and does not have pension plans or non-qualified deferred compensation plans for its directors, so those columns have been omitted.

Name	Year	Fees Earned or Paid in Cash ($)(1)	Restricted Stock Awards (expense) ($) (2)	All Other Compensa- tion ($)	Total ($)

Jack W. Partridge	2016	55,000	970	-	55,970
Lorrence T. Kellar	2016	53,750	970	-	54,720
Arthur B. Drogue	2016	55,000	970	-	55,970
R. Eric McCarthey	2016	53,750	1,000	-	54,750
C. Manly Molpus (3)	2016	25,000	2,950	-	27,950

(1)

Directors Compensation was $50,000 annually (plus an additional $7,500 per annum for the Audit Committee Chairman and an additional $5,000 per annum for the Compensation Committee Chairman and Governance Committee Chairman).

(2)

These are not amounts actually paid to or received by the named director. These are "compensation expenses" for restricted stock or stock option awards recognized by the Corporation under generally accepted accounting principles computed in accordance with ASC-718-10.

(3)	Retired in May 2016 after the conclusion of the regular quarterly Board and Committee meetings.

Discussion of Directors' Compensation

The Compensation Committee administers the compensation of directors pursuant to SGRP's Director Compensation Plan for its outside Directors, as approved and amended by the Committee from time to time (the "Directors Compensation Plan"), as well as the compensation for SGRP's executives. The Directors Compensation Plan was modified in the March 16, 2017, quarterly meeting of the Compensation Committee, effective April 1, 2017.

Under the Directors Compensation Plan in effect through March 31, 2017 (including 2016): each member of SGRP's Board who is not otherwise an employee, Executive or Officer of SGRP or any subsidiary or affiliate of SGRP (each an "Independent Director"), or who (although not an Independent Director) is not otherwise an employee or Executive of SGRP or any subsidiary of SGRP (each a "Non-Employee Director"), was entitled to receive director's fees of $50,000 per annum; and each applicable Independent Director was entitled to receive for chairing the applicable committee an additional $7,500 per annum fee in the case of the Audit Committee Chairman, an additional $5,000 per annum fee in the case of the Compensation Committee Chairman, and an additional $5,000 per annum fee in the case of the Governance Committee Chairman; in each case payable quarterly in cash.

Under the Directors Compensation Plan taking effect for all periods on and after April 1, 2017: each Independent Director and Non-Employee Director" is entitled to receive director's fees of $55,000 per annum; each applicable Independent Director is entitled to receive for chairing the applicable committee an additional $10,000 per annum fee in the case of the Audit Committee Chairman and an additional $7,500 per annum fee in the case of the Compensation Committee Chairman and Governance Committee Chairman; and the Independent Director serving as Lead Director is entitled to receive an additional $10,000 per annum; in each case payable quarterly in cash.

In March of 2014, the Compensation Committee determined to begin using restricted stock Awards rather than stock options as the primary form for new Awards to Independent Directors under the 2008 Plan, as the Compensation Committee believed such Awards would (on balance) be more favorable to the recipients, less costly to the Corporation and less dilutive to the Corporation's stockholders. They recommended that grants of restricted stock Awards covering four SGRP Shares be substituted for each ten SGRP Shares that would have been covered by corresponding stock option Awards if utilized. In 2016, the Compensation Committee awarded stock option awards rather than restricted stock awards to test their relative cost to the Corporation and their acceptability to the Company's employees, and the Corporation's management is evaluating the results and whether to recommend using restricted stock awards or stock option awards in 2017 and beyond.

In addition to their cash compensation, in the past each Independent Director received options to purchase 10,000 SGRP Shares upon acceptance of the directorship, options to purchase 10,000 additional SGRP Shares after one year of service, and options to purchase 10,000 additional SGRP Shares for each additional year of service thereafter (typically granted by the Corporation at the regularly scheduled board meeting which coincided with the Annual Meeting). All such options have an exercise price equal to 100% of the fair market value of a SGRP Share at the date of grant and vest 100% on the first anniversary of the Award's grant date. When restricted stock awards are used, each Independent Director would receive 4,000 restricted SGRP Shares upon acceptance of the directorship, 4,000 additional SGRP Shares after one year of service, and 4,000 additional restricted SGRP Shares for each additional year of service thereafter (typically granted by the Corporation at the regularly scheduled board meeting which coincided with the Annual Meeting).   All restricted SGRP Shares vest 25% on the first anniversary of the Award's grant date for a period of four years. In each of May of 2016 and 2015, the Compensation Committee voted at the Annual Meeting to decline the annual Independent Director equity awards. The Compensation Committee approved the resumption of the annual Independent Director equity awards in their March 16, 2017, board meeting, effective with the 2017 Annual Meeting.

All of those options to Independent Directors have been granted under the 2008 Plan, under which each member of the Board is eligible to participate. Independent Directors will be reimbursed for all reasonable expenses incurred during the course of their duties. There is no additional compensation for committee participation, phone meetings, or other Board activities.

COMPENSATION PLANS

Equity Compensation Plans

The following table contains a summary of the number of shares of Common Stock of SGRP to be issued upon the exercise of stock options outstanding at December 31, 2016, under the 2008 Plan and the Prior Plans, the weighted-average exercise price of those outstanding stock options, and the number of additional shares of Common Stock remaining available for future issuance of stock options and other stock based awards under the 2008 Plan as at December 31, 2016.

Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding stock options and stock rights (#)	Weighted average exercise price of outstanding stock options and stock rights ($)	Number of securities remaining available for future issuance of options, rights and other stock based awards (#)
Equity compensation plans approved by security holders	3,101,552	0.98	990,091

Audit and Compensation Committee Interlocks and Insider Participation

No member of the Board's Audit Committee, Compensation Committee or Governance Committee was at any time during the year ended December 31, 2016, or at any other time an officer or employee of the Company. No executive officer of the Company or Board member serves as a member of the board of directors, audit, compensation or governance committee of any other entity that has one or more executive officers serving as a member of SGRP's Board, Audit Committee, Compensation Committee or Governance Committee, except for the positions of Messrs. Brown and Bartels as directors and officers of SGRP and as directors and officers of each of its affiliates, including SBS, SAS and SIT (See - Transactions with Related Persons, Promoters and Certain Control Persons, above).

REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

The following is the Audit Committee's report submitted to the Board.

Report

Management is responsible for the Company's internal controls and the financial reporting process (as more fully described below). BDO USA, LLP ("BDO"), the principal independent auditing firm for the Company, is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

The Audit Committee has reviewed and discussed with management of the Company and BDO the audited consolidated financial statements of the Company as of December 31, 2016 and 2015 and, for the years then ended, (the "Consolidated Financial Statements"), as included in the Company's 2016 Annual Report on Form 10-K for that period as filed with the Securities and Exchange Commission on April 17, 2017 (the "2016 Annual Report").

In addition, the Audit Committee has also received from and discussed with BDO the matters required to be discussed by the Public Company Accounting Oversight Board Auditing Standard No. 1301 (Communications with Audit Committees) and Rule 2-07 of SEC Regulation S-X.

The Audit Committee received and reviewed the written disclosures and the letter from BDO required by the Public Company Accounting Oversight Board regarding communication with the Audit Committee concerning independence. The Audit Committee has discussed BDO's independence from the Company with BDO. The Audit Committee also discussed with management of the Company and the auditing firm such other matters and received such assurances from them, as the Audit Committee deemed appropriate.

Based on the foregoing review and discussions and a review of the report of BDO with respect to the Consolidated Financial Statements, and relying thereon, the Audit Committee has recommended to the Company's Board of Directors that the Consolidated Financial Statements be included in the Company's 2016 Annual Report.

AUDIT COMMITTEE (for the period that began on January 1, 2016, and ended December 31, 2016)
R. Eric McCarthey, its Chairman, Lorrence T. Kellar, Jack W. Partridge and Arthur B. Drogue

OTHER BUSINESS

SGRP is not aware of any other business to be presented at the 2017 Annual Meeting. All shares represented by SGRP proxies will be voted in favor of the proposals of SGRP described herein unless otherwise indicated on the form of proxy. If any other matters properly come before the meeting, SGRP proxy holders will vote thereon according to their best judgment.

STOCKHOLDER COMMUNICATIONS

Communications with SGRP and the Directors

Generally, a stockholder who has a question or concern regarding the business or affairs of SGRP should contact the Chief Financial Officer of SGRP. However, if a stockholder would like to address any such question directly to the Board, to a particular Committee, or to any individual director(s), the stockholder may do so by sending his or her question(s) in writing addressed to such group or person(s), c/o SPAR Group, Inc., 333 Westchester Avenue, South Building, Suite 204, White Plains, New York 10604, and marked "Stockholder Communication".

SGRP has a policy of generally responding in writing to each bona fide, non-frivolous, written communication from an individual stockholder. This policy is reflected in the SPAR Group, Inc. Statement of Policy Respecting Stockholder Communications with Directors dated as of May 18, 2004, approved and recommended by the Governance Committee and adopted by the Board on May 18, 2004. You can obtain and review a current copy of this policy on the Company's web site (www.sparinc.com), which is posted and available to stockholders and the public under the Investor Relations tab and Corporate Governance sub-tab.

In addition, questions may be asked of any director at SGRP's annual stockholders' meeting. SGRP schedules its annual stockholders' meeting on the same day as a regularly scheduled quarterly Board meeting, so all directors generally attend. All of SGRP's directors at the time attended its 2016 annual stockholders' meeting. The Corporation believes its directors should attend all possible meetings of the Board and its committees and stockholders, but has not specified any required minimum attendance.

Submission of Stockholder Proposals and Director Nominations

For any business, nominee or proposal to be properly brought before an Annual Meeting by a stockholder (acting in his or her capacity as stockholder), the By-Laws require that such stockholder must give timely written notice thereof by physical delivery to the Secretary of SGRP. Any stockholder who wishes to present any business, nominee or proposal for action at the 2018 annual meeting of stockholders of SGRP must notify SGRP by no later than December 10, 2017. Such stockholder's notice shall be in the form and contain the substance required under the Restated By-Laws and the rules and regulations promulgated by the Securities and Exchange Commission. Accordingly, notices of stockholder proposals and nominations submitted after December 10, 2017, or that do not conform to the requirements of the Restated By-Laws or Rule 14a-18 of the Securities Exchange Act of 1934 (relating to proposals to be presented at the meeting but not included in SGRP's proxy statement and form of proxy) will be considered untimely or incomplete, respectively, and thus such matters will not be brought before the 2018 Annual Meeting of stockholders.

The Restated By-Laws provide that a stockholder's notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the Annual Meeting (i) a brief description of the business, nominee or proposal desired to be brought before the Annual Meeting and the reasons for considering the same at the Annual Meeting, (ii) the name and address, as they appear on SGRP's books, of the stockholder proposing such business and any other stockholders known by such stockholder to be supporting such proposal, (iii) the class and number of shares of SGRP's stock which are beneficially owned by the stockholder on the date of such stockholder notice and by any other stockholders known by such stockholder to be supporting such proposal on the date of such stockholder notice, and (iv) any financial interest of such stockholder (or any affiliate or family member of such stockholder), whether current or at any time within the past three years, in such business, nominee or proposal. In addition, if the notice is a nomination of a candidate for director, the stockholder's notice also must contain (A) the proposed nominee's name and qualifications, including five year employment history with employer names and a description of the employer's business, whether such individual can read and understand basic financial statements, and board memberships (if any), (B) the reason for such recommendation, (C) the number of shares of stock of SGRP that are beneficially owned by such nominee, (D) a description of any business or other relationship, whether current or at any time within the past three years, between such nominee (or any affiliate or family member of such nominee) and either the Company, any of its directors or officers, its auditor, or any of its customers or vendors, and (E) a description of any financial or other relationship, whether current or at any time within the past three years, between the stockholder (or any affiliate or family member of such stockholder) and such nominee (or any affiliate or family member of such nominee).

If it is determined by the Governance Committee or the presiding officer of the Annual Meeting that a stockholder proposal was not made in accordance with the terms of the Restated By-Laws or the applicable SEC Rules or is not under the circumstances required to be considered thereunder, such proposal will not be acted upon at the Annual Meeting.

ANNUAL REPORTS

A COPY OF SGRP'S 2016 ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2016, IS BEING MAILED TO EACH STOCKHOLDER OF RECORD TOGETHER WITH THIS PROXY STATEMENT.  THE 2016 ANNUAL REPORT INCLUDES A CONFORMED COPY OF SGRP'S 2016 ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2016, as filed with the sec on April 17, 2017 (BUT THIS COPY EXCLUDES ALL EXHIBITS OTHER THAN THE CERTIFICATIONS AND SUBSIDIARY LIST).

THE 2016 ANNUAL REPORT (INCLUDING FORM 10-K) IS NOT PART OF SGRP'S SOLICITING MATERIAL.

PROXIES AND SOLICITATION

The proxy accompanying this Proxy Statement is solicited on behalf of the SGRP's Board of Directors. Proxies for the 2017 Annual Meeting are being solicited by mail directly and through brokerage and banking institutions. The Company will pay all expenses in connection with the solicitation of proxies. In addition to the use of mails, proxies may be solicited by Directors, officers and regular employees of the Company (who will not be specifically compensated for such services) personally or by telephone. The Company will reimburse banks, brokers, custodians, nominees and fiduciaries for any reasonable expenses in forwarding proxy materials to beneficial owners.

All stockholders are urged to complete, sign and promptly return the enclosed proxy card.

By Order of the Board of Directors

/s/ James R. Segreto

James R. Segreto
White Plains, New York April 28, 2017	Secretary, Treasurer and Chief Financial Officer

SPAR Group, Inc.

2017 Annual Meeting for Stockholders as of the 3/31/2017 Record Date To be held at 12:00 P.M. ET on May 18, 2017

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE____________ SACKPACK___________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your shares by proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 12:00 p.m., EST, on May 17, 2017.

Vote by Internet

- Go to **www.envisionreports.com/SGRP**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Vote by mail: Using a **black ink** pen, mark your votes with an X as shown in this example and sign and date your form. Please do not write outside the designated areas. X

2017 Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors of SPAR Group, Inc. (the "Corporation"), unanimously recommends a vote FOR all of the nominees listed below to be directors of the Corporation, FOR Proposals 2 and 3 and FOR "One Year" in Proposal 4.

1. Election of Directors:

	For	Withhold		For	Withhold		For	Withhold
01 - Robert G. Brown	☐	☐	02 - Jack W. Partridge	☐	☐	03 - Lorrence T. Kellar	☐	☐
04 - William H. Bartels	☐	☐	05 - Arthur B. Drogue	☐	☐	06 - R. Eric McCarthey	☐	☐
07 - R. Scott Popaditch	☐	☐						

	For	Against	Abstain
2. Ratification, on an advisory basis, of the appointment of BDO USA, LLP, as the principal independent registered accounting firm for the Corporation and its subsidiaries for their fiscal year ending December 31, 2017.	☐	☐	☐
3. Approval, on an advisory basis, of the compensation of the named executives and other officers as disclosed in the Corporation's Proxy Statement (i.e., "say on pay").	☐	☐	☐

	One Year	Two Years	Three Years	Abstain
4. Selection, on an advisory basis, of whether the Corporation should request an advisory vote from its stockholders respecting executive compensation every one, two or three years (i.e., "say on frequency").	☐	☐	☐	☐

5. In their discretion, R. Scott Popaditch and James R. Segreto, acting together, are authorized to consider such other business as may properly come before the 2017 Annual Meeting and to vote either for or against such other business (in whole or in part) as they may all agree in their discretion.

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote by mail to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, officer, executive, trustee, guardian or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 J N T

1 U P X 3 2 4 2 3 4 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

02KY8D

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — SPAR GROUP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS OF SPAR GROUP, INC. ON THURSDAY, MAY 18, 2017

The undersigned hereby appoints **R. Scott Popaditch** and **James R. Segreto**, acting together, with full power of substitution, as the undersigned's proxy and attorney-in-fact to vote all shares of Common Stock of SPAR Group, Inc. (the "Corporation"), held of record by the undersigned as of March 31, 2017, the record date with respect to this solicitation, at the Annual Meeting of Stockholders of the Corporation to be held at the Tampa Airport Marriott, 4200 George J. Bean Parkway, Tampa, Florida 33607, beginning at 12:00 p.m., Eastern Time, on Thursday, May 18, 2017, and at any postponements and adjournments thereof (the "2017 Annual Meeting"), upon the matters stated on the reverse side.

THIS PROXY (WHEN PROPERLY EXECUTED AND DELIVERED) WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1, FOR PROPOSALS 2 AND 3, FOR "ONE YEAR" IN PROPOSAL 4, AND EITHER FOR OR AGAINST ANY OTHER MATTER IN THE DISCRETION OF THE PERSON NAMED AS PROXY. IF ANY NOMINEE DECLINES OR IS UNABLE TO SERVE AS A DIRECTOR, THEN THE PERSON NAMED AS PROXY SHALL HAVE FULL DISCRETION TO VOTE FOR OR AGAINST ANY OTHER PERSON DESIGNATED BY THE BOARD OF DIRECTORS.

The signor hereby revokes all proxies heretofore given by the signor to vote at the 2017 Annual Meeting, including any adjournments thereof.

SPAR Group, Inc.

2017 Annual Meeting for Stockholders as of the 3/31/2017 Record Date To be held at 12:00 P.M. ET on May 18, 2017

IMPORTANT ANNUAL MEETING INFORMATION

Vote by mail: Using a **black ink** pen, mark your votes with an **X** as shown in this example and sign and date your form. Please do not write outside the designated areas.

X

2017 Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors of SPAR Group, Inc. (the "Corporation"), unanimously recommends a vote FOR all of the nominees listed below to be directors of the Corporation, FOR Proposals 2 and 3 and FOR "One Year" in Proposal 4.

+

1. Election of Directors:

	For	Withhold		For	Withhold		For	Withhold
01 - Robert G. Brown	☐	☐	02 - Jack W. Partridge	☐	☐	03 - Lorrence T. Kellar	☐	☐
04 - William H. Bartels	☐	☐	05 - Arthur B. Drogue	☐	☐	06 - R. Eric McCarthey	☐	☐
07 - R. Scott Popaditch	☐	☐						

	For	Against	Abstain
2. Ratification, on an advisory basis, of the appointment of BDO USA, LLP, as the principal independent registered accounting firm for the Corporation and its subsidiaries for their fiscal year ending December 31, 2017.	☐	☐	☐
3. Approval, on an advisory basis, of the compensation of the named executives and other officers as disclosed in the Corporation's Proxy Statement (i.e., "say on pay").	☐	☐	☐

	One Year	Two Years	Three Years	Abstain
4. Selection, on an advisory basis, of whether the Corporation should request an advisory vote from its stockholders respecting executive compensation every one, two or three years (i.e., "say on frequency").	☐	☐	☐	☐

5. In their discretion, R. Scott Popaditch and James R. Segreto, acting together, are authorized to consider such other business as may properly come before the 2017 Annual Meeting and to vote either for or against such other business (in whole or in part) as they may all agree in their discretion.

B Authorized Signatures — This section must be completed for your vote by mail to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, officer, executive, trustee, guardian or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 3 2 4 2 3 4 2 +

02KY9B

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — SPAR GROUP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS OF SPAR GROUP, INC. ON THURSDAY, MAY 18, 2017

The undersigned hereby appoints **R. Scott Popaditch** and **James R. Segreto**, acting together, with full power of substitution, as the undersigned's proxy and attorney-in-fact to vote all shares of Common Stock of SPAR Group, Inc. (the "Corporation"), held of record by the undersigned as of March 31, 2017, the record date with respect to this solicitation, at the Annual Meeting of Stockholders of the Corporation to be held at the Tampa Airport Marriott, 4200 George J. Bean Parkway, Tampa, Florida 33607, beginning at 12:00 p.m., Eastern Time, on Thursday, May 18, 2017, and at any postponements and adjournments thereof (the "2017 Annual Meeting"), upon the matters stated on the reverse side.

THIS PROXY (WHEN PROPERLY EXECUTED AND DELIVERED) WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1, FOR PROPOSALS 2 AND 3, FOR "ONE YEAR" IN PROPOSAL 4, AND EITHER FOR OR AGAINST ANY OTHER MATTER IN THE DISCRETION OF THE PERSON NAMED AS PROXY. IF ANY NOMINEE DECLINES OR IS UNABLE TO SERVE AS A DIRECTOR, THEN THE PERSON NAMED AS PROXY SHALL HAVE FULL DISCRETION TO VOTE FOR OR AGAINST ANY OTHER PERSON DESIGNATED BY THE BOARD OF DIRECTORS.

The signor hereby revokes all proxies heretofore given by the signor to vote at the 2017 Annual Meeting, including any adjournments thereof.